Exhibit 10.3
RECEIVABLES SALE AGREEMENT
dated as of October 31, 2000
BETWEEN
TENNECO AUTOMOTIVE OPERATING COMPANY INC.,
as Seller,
AND
TENNECO AUTOMOTIVE RSA COMPANY,
as Buyer

EXHIBITS

Exhibit I	Definitions
Exhibit II	Places of Business; Locations of Records; Federal Employer Identification Number(s); Other Names
Exhibit III	Lock-Boxes; Collection Accounts; Collection Banks
Exhibit IV	[Form of] Compliance Certificate
Exhibit V	Credit and Collection Policy
Exhibit VI	Form of Subordinated Note

RECEIVABLES SALE AGREEMENT
          THIS RECEIVABLES SALE AGREEMENT, dated as of October 31, 2000, is by and between TENNECO AUTOMOTIVE OPERATING COMPANY INC., a Delaware corporation (the “Seller”), and TENNECO AUTOMOTIVE RSA COMPANY, a Delaware corporation (“Buyer”). Unless defined elsewhere herein, capitalized terms used in this Agreement shall have the meanings assigned to such terms in Exhibit I hereto or, if not defined therein, in Exhibit I to the Receivables Purchase Agreement.
PRELIMINARY STATEMENTS
     Seller now owns, and from time to time hereafter will own, Receivables. Seller wishes to sell and assign to Buyer, and Buyer wishes to purchase from Seller, all of Seller’s right, title and interest in and to such Receivables, together with the Related Security and Collections with respect thereto.
     Seller and Buyer intend the transactions contemplated hereby to be true sales or other outright assignments of Receivables from Seller to Buyer, providing Buyer with the full benefits of ownership of such Receivables, and neither Seller nor Buyer intends these transactions to be, or for any purpose to be characterized as, loans from Buyer to Seller.
     Following the purchase of Receivables from Seller, Buyer will sell undivided interests therein and in the associated Related Security and Collections pursuant to that certain Receivables Purchase Agreement dated as of October 31, 2000 (as the same may from time to time hereafter be amended, supplemented, restated or otherwise modified, the “Receivables Purchase Agreement”) among Buyer, Seller, as Servicer, Jupiter Securitization Corporation (“Conduit”), the financial institutions from time to time party thereto as “Financial Institutions” and Bank One, NA or any successor agent appointed pursuant to the terms of the Receivables Purchase Agreement, as agent for Conduit and such Financial Institutions (in such capacity, the “Agent”).
AGREEMENT
          NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I.
PURCHASE
          Section 1.1 [Reserved].
          Section 1.2 Purchase of Receivables.
          (a) Effective on the Purchase Date, in consideration for the Purchase Price and upon the terms and subject to the conditions set forth herein, Seller does hereby sell, assign, transfer, set-over and otherwise convey to Buyer, without recourse (except to the extent expressly provided herein), and Buyer does hereby purchase and acquire from Seller, all of Seller’s right, title and interest in and to all Receivables existing as of the Initial Cutoff Date and all such thereafter arising through and including the Purchase Termination Date, together, in each case, with all Related Security relating thereto and all Collections thereof. Buyer shall be obligated to pay the Purchase Price for the Receivables in accordance with Section 1.3. In connection with each payment of the Purchase Price for any Receivable, Buyer may request that Seller deliver, and Seller shall deliver, such approvals, opinions, information, reports or documents as Buyer may reasonably request.
          (b) It is the intention of the parties hereto that the sale of the Receivables made hereunder shall constitute a true sale thereof, which sale is absolute and irrevocable and provides Buyer with the full benefits of ownership of the Receivables. Except for the Deemed Collections owed pursuant to Section 1.4, the sale of Receivables hereunder is made without recourse to Seller; provided, however, that (i) Seller shall be liable to Buyer for all representations, warranties, covenants and indemnities made by Seller pursuant to the terms of the Transaction Documents to which Seller is a party, and (ii) such sale does not constitute and is not intended to result in an assumption by Buyer or any assignee thereof of any obligation of Seller or any other Person arising in connection with the Receivables, the related Contracts and/or other Related Security or any other obligations of Seller. In view of the intention of the parties hereto that the sale of Receivables made hereunder shall constitute a sale of such Receivables rather than a loan secured thereby, Seller agrees that it will, on or prior to the Purchase Date and in accordance with Section 4.1 (e)(ii), mark its master data processing records relating to the Receivables with a legend acceptable to Buyer and to the Agent (as Buyer’s assignee), evidencing that Buyer has purchased or otherwise acquired such Receivables as provided in this Agreement and to note in its financial statements that Seller’s Receivables have been sold or otherwise conveyed outright to Buyer. Upon the request of Buyer or the Agent (as Buyer’s assignee), Seller will execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate to perfect and maintain the perfection of Buyer’s ownership interest in the Receivables and the Collections with respect thereto, or as Buyer or the Agent (as Buyer’s assignee) may reasonably request.

2

          Section 1.3 Payment for the Purchase.
          (a) The Purchase Price for the Purchase of Receivables and in existence as of the Initial Cutoff Date shall be payable in full by Buyer to Seller on the date hereof; and shall be paid to Seller in the following manner:
     (i) by delivery of immediately available funds, to the extent of funds made available to Buyer in connection with its sale of an interest in such Receivables to the Agent for the benefit of the Purchasers under the Receivables Purchase Agreement or other cash on hand; and
     (ii) the balance, by delivery of the proceeds of a subordinated revolving loan from Seller to Buyer (a “Subordinated Loan ”) in an amount not to exceed the lesser of (A) the remaining unpaid portion of such Purchase Price, and (B) the maximum Subordinated Loan that could be borrowed without rendering Buyer’s Net Worth less than the Required Capital Amount. Seller is hereby authorized by Buyer to endorse on the schedule attached to the Subordinated Note an appropriate notation evidencing the date and amount of each advance thereunder, as well as the date of each payment with respect thereto, provided that the failure to make such notation shall not affect any obligation of Buyer thereunder.
          (b) With respect to each Receivable arising on and after the Initial Cutoff Date, the Purchase Price for each such Receivable shall be due and owing in full by Buyer to Seller or its designee on the date such Receivable is acquired (except that Buyer may, with respect to any such Purchase Price, offset against such Purchase Price any amounts owed by Seller to Buyer hereunder and which have become due but remain unpaid) and shall be paid to Seller on the next occurring Weekly Settlement Date, in accordance with Section 1.3(e) and in the following manner:
     first, by delivery of immediately available funds, to the extent of funds available to Buyer from its subsequent sale of an interest in the Receivables to the Agent for the benefit of the Purchasers under the Receivables Purchase Agreement or other cash on hand;
     second, by delivery of the proceeds of a Subordinated Loan, provided that the making of any such Subordinated Loan shall be subject to the provisions set forth in Section l.3(a)(ii); and
     third, unless Buyer or Seller has declared the Purchase Termination Date to have occurred in accordance with this Agreement, by Buyer’s acceptance of a contribution to its capital in an amount equal to the remaining unpaid balance of such Purchase Price.
          (c) Subject to the limitations set forth in Section 1 .3(a)(ii), Seller irrevocably agrees to advance each Subordinated Loan requested by Buyer on or prior to the Purchase Termination Date. The Subordinated Loans owing to Seller shall be evidenced by, and shall be payable in accordance with the terms and provisions of its Subordinated Note and shall be payable solely from funds which Buyer is not required under the Receivables Purchase

3

Agreement to set aside for the benefit of, or otherwise pay over to, the Agent for the benefit of the Purchasers.
          (d) From and after the Purchase Termination Date, (i) Seller shall not be obligated to (but may, at its option) sell Receivables to Buyer and (ii) Seller shall not be obligated to (but may, at its option) contribute Receivables to Buyer’s capital pursuant to clause third of Section 1.3(b).
          (e) Although the Purchase Price for Receivables arising on or after the Initial Cutoff Date shall be due and payable in full by Buyer to Seller on the date such Receivable arises, settlement of the Purchase Price between Buyer and Seller shall be effected on a weekly basis on Weekly Settlement Dates with respect to all Receivables acquired during the same week and based on the information contained in the Weekly Report delivered by the Servicer pursuant to Article VIII of the Receivables Purchase Agreement for the week then most recently ended. Although settlement shall be effected on Weekly Settlement Dates, increases or decreases in the amount owing to Seller under the Subordinated Note made pursuant to Section 1.3(b) and any contribution of capital by Seller to Buyer made pursuant to Section 1.3(b) shall be deemed to have occurred and shall be effective as of the last Business Day of the week preceding such Weekly Settlement Date.
          Section 1.4 Deemed Collections.
          (a) If on any day:
          (i) the Outstanding Balance of a Receivable is:
     (A) reduced as a result of any defective or rejected or returned goods or services, any discount or any negative adjustment or otherwise by Seller (other than as a result of such Receivable becoming a Charged-Off Receivable or to reflect cash Collections on account of the Receivables),
     (B) reduced or canceled as a result of a setoff in respect of any claim by any Person (whether such claim arises out of the same or a related transaction or an unrelated transaction), or
     (ii) any of Seller’s representations and warranties set forth in Sections 2.1(h), (i), (j), (l), (q), (r), (s), (t), the second and third sentences of Section 2.1(p) hereof and the last clause (relating to bulk sales laws) of Section 2.1(c) hereof are not true when made or deemed made with respect to any Receivable, then, in such event, Seller shall be deemed to have received a Collection of such Receivable equal to (x) in the case of a reduction pursuant to Section 1.4(a)(i)(A) or (B), the amount of such reduction, and (y) in the case of a cancellation pursuant to Section 1.4(a)(i)(B) or a misrepresentation described in Section 1.4(a)(ii), the Outstanding Balance of such Receivable (calculated before giving effect to the applicable cancellation, if applicable) (each Collection deemed to have been received pursuant hereto, a “Deemed Collection”).

4

          (b) If Seller is deemed to have received a Deemed Collection pursuant to Section 1.4(a), Seller will pay the amount of the Deemed Collection to Buyer in cash not later than the next Weekly Settlement Date after such deemed receipt.
          Section 1.5 Payments and Computations, Etc. All amounts to be paid or deposited by Buyer hereunder shall be paid or deposited in accordance with the terms hereof on the day when due in immediately available funds to the account of Seller designated from time to time by Seller or as otherwise directed by Seller. In the event that any payment owed by any Person hereunder becomes due on a day that is not a Business Day, then such payment shall be made on the next succeeding Business Day. If any Person fails to pay any amount hereunder when due, such Person agrees to pay, on demand, the Default Fee in respect thereof until paid in full; provided, however, that such Default Fee shall not at any time exceed the maximum rate permitted by applicable law. All computations of the Default Fee payable hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed.
          Section 1.6 Transfer of Records.
          (a) In connection with the Purchase of Receivables hereunder, Seller hereby sells, transfers, assigns and otherwise conveys to Buyer all of Seller’s right and title to, and interest in, the Records relating to all such Receivables, without the need for any further documentation in connection with their conveyance or Purchase. In connection with such transfer, Seller hereby grants to each of Buyer, the Agent and the Servicer an irrevocable, non- exclusive license to use, without royalty or payment of any kind, all software used by Seller to account for the Receivables, to the extent necessary to administer the Receivables, whether such software is owned by Seller or is owned by others and used by Seller under license agreements with respect thereto, provided that should the consent of any licensor of Seller to such grant of the license described herein be required, Seller hereby agrees that upon the request of Buyer (or the Agent as Buyer’s assignee), Seller will use its reasonable efforts to obtain the consent of such third-party licensor. Each of the licenses granted hereby shall be irrevocable, and shall terminate on the date this Agreement terminates in accordance with its terms.
          (b) Seller (i) shall take such action reasonably requested by Buyer and/or the Agent (as Buyer’s assignee), from time to time hereafter, that may be necessary or appropriate to ensure that Buyer and its assigns under the Receivables Purchase Agreement have an enforceable ownership interest in the Records relating to the Receivables purchased from or contributed by Seller hereunder, and (ii) shall use its reasonable efforts to ensure that Buyer, the Agent and the Servicer each has an enforceable right (whether by license or sublicense or otherwise) to use all of the computer software used to account for the Receivables and/or to recreate such Records.
          Section 1.7 Characterization. If, notwithstanding the intention of the parties expressed in Section 1.2(b), the sale or contribution by Seller to Buyer of Receivables hereunder shall be characterized as a secured loan and not a sale, or such sale shall for any reason be ineffective or unenforceable, then this Agreement shall be deemed to constitute a security agreement under the UCC and other applicable law. For this purpose and without being in derogation of the parties’ intention that the conveyances of Receivables hereunder shall constitute true sales or other outright assignments thereof, Seller hereby grants to Buyer a duly

5

perfected security interest in all of Seller’s right, title and interest in, to and under all Receivables that are now existing and hereafter arising, all Collections and Related Security with respect thereto, each Lock-Box and Collection Account, and all other rights and payments relating to such Receivables and all proceeds of the foregoing to secure the prompt and complete payment of a loan deemed to have been made by Seller to Buyer in an amount equal to the Purchase Price of the Receivables, together with all other obligations of Seller hereunder, which security interest shall be prior to all other Adverse Claims thereto.
ARTICLE II.
REPRESENTATIONS AND WARRANTIES
          Section 2.1 Representations and Warranties of Seller. Seller hereby represents and warrants to Buyer on the Purchase Date and on each date that any Receivable is originated that:
          (a) Corporate Existence and Power. Seller is a corporation duly organized solely under the laws of Delaware and no other state or jurisdiction, and as to which Delaware must maintain a public record showing the corporation to have been incorporated. Seller is validly existing and in good standing under the laws of Delaware and is duly qualified to do business and is in good standing as a foreign corporation, and has and holds all corporate power and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is conducted except where the failure to so qualify or so hold could not reasonably be expected to have a Material Adverse Effect.
          (b) Power and Authority; Due Authorization, Execution and Delivery. The execution and delivery by Seller of this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder and Seller’s use of the proceeds of the Purchase made from it hereunder, are within its corporate powers and authority and have been duly authorized by all necessary corporate action on its part. This Agreement and each other Transaction Document to which Seller is a party have been duly executed and delivered by Seller.
          (c) No Conflict. The execution and delivery by Seller of this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder do not contravene or violate (i) its certificate or articles of incorporation or by-laws (or equivalent organizational documents), (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on assets of Seller or its Subsidiaries (except as created hereunder) except, in any case, where such contravention or violation could not reasonably be expected to have a Material Adverse Effect; and no transaction contemplated hereby requires compliance with any bulk sales act or similar law.
          (d) Governmental Authorization. Other than the filing of the financing statements required hereunder, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution

6

and delivery by Seller of this Agreement and each other Transaction Document to which it is a party and the performance of its obligations hereunder and thereunder.
          (e) Actions, Suits. There are no actions, suits or proceedings pending, or to the best of Seller’s knowledge, threatened, against or affecting Seller, or any of its properties, in or before any court, arbitrator or other body, that could reasonably be expected to have a Material Adverse Effect.
          (f) Binding Effect. This Agreement and each other Transaction Document to which Seller is a party constitute the legal, valid and binding obligations of Seller enforceable against Seller in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).
          (g) Accuracy of Information. All information heretofore furnished by Seller or any of its Affiliates to Buyer (or its assigns) for purposes of or in connection with this Agreement, any of the other Transaction Documents or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by Seller or any of its Affiliates on behalf of Seller to Buyer (or its assigns) will be, true and accurate in every material respect on the date such information is stated or certified and does not and will not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein, when taken as a whole, not misleading.
          (h) Use of Proceeds. No proceeds of the Purchase from Seller hereunder will be used by Seller (i) for a purpose that violates, or would be inconsistent with, any law, rule or regulation applicable to Seller or (ii) to acquire any security in any transaction which is subject to Section 12, 13 or 14 of the Securities Exchange Act of 1934, as amended.
          (i) Good Title. Immediately prior to the Purchase hereunder and upon creation of each Receivable after the Initial Cutoff Date, Seller (i) is the legal and beneficial owner of such Receivables and (ii) is the legal and beneficial owner of the Related Security with respect thereto or possesses a valid and perfected security therein, in each case, free and clear of any Adverse Claim, except as created by the Transaction Documents. There have been duly filed all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect Seller’s ownership interest in each Receivable and its Collections.
          (j) Perfection. The name in which Seller has executed this Agreement is identical to the name of Seller as indicated on the public record of the State of Delaware which shows Seller to have been organized. This Agreement, together with the filing of the financing statements contemplated hereby, is effective to transfer to Buyer (and Buyer shall acquire from Seller) (i) legal and equitable title to, with the right to sell and encumber each Receivable that is existing and hereafter arising, together with the Collections with respect thereto and (ii) all of Seller’s right, title and interest in the Related Security associated with each such Receivable, in each case, free and clear of any Adverse Claim, except as created by the Transactions Documents. There have been duly filed all financing statements or other similar instruments or

7

documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect Buyer’s ownership interest in the Receivables and the Collections and the Related Security. The State of Delaware is a jurisdiction whose law generally requires information concerning the existence of a nonpossessory security interest to be made generally available in a filing, record or registration system as a condition or result of such a security interest’s obtaining priority over the rights of a lien creditor which respect to collateral.
          (k) Places of Business and Locations of Records. The principal places of business and chief executive office of Seller, as well as the offices where it keeps all of its Records, are located at the address(es) listed on Exhibit II or such other locations of which Buyer has been notified in accordance with Section 4.2(a) in jurisdictions where all action required by Section 4.2(a) has been taken and completed. Seller’s Federal Employer Identification Number is correctly set forth on Exhibit II.
          (1) Collections. The conditions and requirements set forth in Section 4.1(i) have at all times been satisfied and duly performed. The names and addresses of all Collection Banks, together with the bank name, jurisdiction of organization and account numbers of the Collection Accounts of Seller at each Collection Bank and the post office box number of each Lock-Box, are listed on Exhibit III. Seller has not granted any Person, other than Buyer (and its assigns) dominion and control of any Lock-Box or Collection Account, or the right to take dominion and control of any such Lock-Box or Collection Account at a future time or upon the occurrence of a future event.
          (m) Material Adverse Effect. Since March 31, 2000, no event has occurred that would have a Material Adverse Effect.
          (n) Names. In the past five (5) years, Seller has not used any corporate names, trade names or assumed names other than the name in which it has executed this Agreement and as set forth in Exhibit II hereto.
          (o) Not a Holding Company or an Investment Company. Seller is not a “holding company” or a “subsidiary holding company” of a “holding company” within the meaning of the Public Utility Holding Company Act of 1935, as amended, or any successor statute. Seller is not an “investment company” within the meaning of the Investment Company Act of 1940, as amended, or any successor statute.

8

          (p) Compliance with Law. Seller has complied in all respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. No Receivable or any Contract related thereto contravenes any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy), and no part of any such Contract is in violation of any such law, rule or regulation, except where such contravention or violation could not reasonably be expected to have a Material Adverse Effect.
          (q) Compliance with Credit and Collection Policy. Seller has complied in all respects with the Credit and Collection Policy with regard to each Receivable and the related Contract, and has not made any material change to such Credit and Collection Policy, except such material change as to which Buyer has been notified in accordance with Section 4.1(a)(vii).
          (r) Payments to Seller. With respect to each Receivable transferred by Seller to Buyer hereunder, the Purchase Price received by Seller constitutes reasonably equivalent value in consideration therefor and such transfer was not made for or on account of an antecedent debt. No transfer by Seller of any Receivable hereunder is or may be voidable under any section of the Bankruptcy Reform Act of 1978 (11 U.S.C. §§ 101 et seq.), as amended.
          (s) Enforceability of Contracts. Each Contract with respect to each Receivable is effective to create, and has created, a legal, valid and binding obligation of the related Obligor to pay the Outstanding Balance of the Receivable created thereunder and any accrued Finance Charges thereon, enforceable against the Obligor in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).
          (t) Eligible Receivables. Each Receivable included at any time in the Net Receivables Balance as an Eligible Receivable was, on the later to occur of the date of the Purchase and the date such Receivable was originated, an Eligible Receivable on such date.
          (u) Accounting. The manner in which Seller accounts for the transactions contemplated by this Agreement does not jeopardize the characterization of the transactions contemplated herein as being true sales.

9

ARTICLE III.
CONDITIONS OF PURCHASES
          Section 3.1 Conditions Precedent to Purchases. Each Purchase under this Agreement is subject to the conditions precedent that (i) Buyer shall have Net Worth greater than or equal to the Required Capital Amount, and (ii) all of the conditions to the initial purchase under the Receivables Purchase Agreement shall have been satisfied or waived in accordance with the terms thereof.
          Section 3.2 Conditions Precedent to Subsequent Payments. Buyer’s obligation to pay for Receivables originated by Seller on and after the Initial Cutoff Date shall be subject to the further conditions precedent that: (a) the Facility Termination Date shall not have occurred; (b) Buyer (or its assigns) shall have received such other approvals, opinions or documents as it may reasonably request; and (c) on the date such Receivable was originated by Seller, the following statements shall be true (and acceptance of the proceeds of any payment for such Receivable shall be deemed a representation and warranty by Seller that such statements are then true):
     (i) the representations and warranties of Seller set forth in Article II are true and correct on and as of the date such Receivable was originated by Seller as though made on and as of such date; and
     (ii) no event has occurred and is continuing that will constitute a Termination Event or a Potential Termination Event.
Notwithstanding the foregoing conditions precedent, upon payment of the Purchase Price for any Receivable (whether by payment of cash, through an increase in the amounts outstanding under the Subordinated Note, if applicable, by offset of amounts owed to Buyer and or by acceptance of capital contributions, if applicable), title to such Receivable and the Related Security and Collections with respect thereto shall vest in Buyer, whether or not the conditions precedent to Buyer’s obligation to pay for such Receivable were in fact satisfied. The failure of Seller to satisfy any of the foregoing conditions precedent, however, shall give rise to a right of Buyer to rescind the related purchase and direct Seller to pay to Buyer an amount equal to the Purchase Price payment that shall have been made with respect to any Receivables that are related thereto.
ARTICLE IV.
COVENANTS
          Section 4.1 Affirmative Covenants of Seller. Until the date on which this Agreement terminates in accordance with its terms, Seller hereby covenants as set forth below:
          (a) Financial Reporting. Seller will maintain, for itself and each of its Subsidiaries, a system of accounting established and administered in accordance with generally accepted accounting principles, and furnish to Buyer (or its assigns):
          (i) Annual Reporting. As soon as available, but in any event within 90 days after the end of each fiscal year of Performance Guarantor, a copy of the audited consolidated

10

balance sheet of Performance Guarantor and its consolidated Subsidiaries as at the end of such year and the related audited consolidated statements of income and of cash flows (or such other similar or additional statement then requested by the SEC for annual reports filed pursuant to the Exchange Act) for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a “going concern” or like qualification or exception, or qualification arising out of the scope of the audit, or other material qualification of exception, by Arthur Andersen LLP or other independent public accountants of nationally recognized standing.
          (ii) Quarterly Reporting. As soon as available, but in any event not later than 45 days after the end of each of the first three quarterly periods of each fiscal year of Performance Guarantor, the unaudited consolidated balance sheet of Performance Guarantor and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and of cash flows (or such other or similar or additional statement then required by the SEC for quarterly reports filed pursuant to the Exchange Act) for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by Performance Guarantor’s chief executive officer, president or chief financial officer.
          (iii) Compliance Certificate. Together with the documents required to be delivered pursuant to clauses (i) and (ii) above, compliance certificates in substantially the form of Exhibit IV signed by an Authorized Officer of Seller.
          (iv) Shareholders Statements and Reprts. Promptly upon the furnishing thereof to the shareholders of Seller or of Performance Guarantor, copies of all financial statements, reports and proxy statements so furnished.
          (v) SEC Filings. Within 60 days after the end of each of the first three (3) fiscal quarters of Performance Guarantor, a narrative discussion and analysis of the financial condition and results of operations of Performance Guarantor and its Subsidiaries for such fiscal quarter and for the period from the beginning of the then current fiscal year to the end of such fiscal quarter, as compared to the comparable periods of the previous year (or such other or similar additional statement then required by the SEC for quarterly reports filed pursuant to the Exchange Act); and within five days after the same are filed, copies of all financial statements and reports that Performance Guarantor may make to, or file with, the SEC.
          (vi) Chanige in Credit and Collection Policy. At least thirty (30) days prior to the effectiveness of any material change in or material amendment to the Credit and Collection Policy, a copy of the Credit and Collection Policy then in effect and a notice (A) indicating such proposed change or amendment and (B) if such proposed change or amendment would be reasonably likely to adversely affect the collectibility of the Receivables, requesting Buyer’s (and the Agent’s, as Buyer’s assignee) consent thereto.
          (vii) Other Information. Promptly, from time to time, such other information, documents, records or reports relating to the Receivables or the condition or operations, financial or otherwise, of Seller as Buyer (or its assigns) may from time to time reasonably request in order to protect the interests of Buyer (and its assigns) under or as contemplated by this Agreement.

11

          (b) Notices. Seller will notify the Buyer (or its assigns) in writing of any of the following promptly upon learning of the occurrence thereof, describing the same and, if applicable, the steps being taken with respect thereto:
          (i) Termination Events or Potential Termination Events. The occurrence of each Termination Event and each Potential Termination Event, by a statement of an Authorized Officer of Seller.
          (ii) Judgment and Proceedings. The entry of any judgment or decree against Seller or any of its Subsidiaries if the aggregate amount of all judgments and decrees then outstanding against Seller and its Subsidiaries exceeds $75,000,000, or the institution of any litigation, arbitration proceeding or governmental proceeding against Seller which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.
          (iii) Material Adverse Effect. The occurrence of any event or condition that has had, or could reasonably be expected to have, a Material Adverse Effect.
          (iv) Defaults Under Other Agreements. The occurrence of a default or an event of default under any other financing arrangement pursuant to which Seller is a debtor or an obligor.
          (v) Downgrade of Performance Guarantor. Any downgrade in the rating of any Indebtedness of Performance Guarantor by Standard and Poor’s Ratings Services or by Moody’s Investors Service, Inc., setting forth the Indebtedness affected and the nature of such change.
          (c) Compliance with Laws and Preservation of Corporate Existence. Seller will comply in all respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. Seller will preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where its business is conducted, except where the failure to so preserve and maintain or qualify could not reasonably be expected to have a Material Adverse Effect.
          (d) Audits. Seller will furnish to Buyer (or its assigns) from time to time such information with respect to it and the Receivables as Buyer (or its assigns) may reasonably request. Seller will, from time to time during regular business hours as requested by Buyer (or its assigns), upon reasonable notice and at the sole cost of Seller, permit Buyer (or its assigns) or their respective agents or representatives: (i) to examine and make copies of and abstracts from all Records in the possession or under the control of Seller relating to the Receivables and the Related Security, including, without limitation, the related Contracts, and (ii) to visit the offices and properties of Seller for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to Seller’s financial condition or the Receivables and the Related Security or Seller’s performance under any of the Transaction Documents or Seller’s performance under the Contracts and, in each case, with any of the officers or employees of Seller having knowledge of such matters (the procedures described in the foregoing clauses (i)

12

and (ii) are referred to herein as an “Audit”); provided, however, that Audits shall be limited to not more than two per calendar year so long as (i) no Termination Event has occurred and is continuing and (ii) the immediately preceding Audit was satisfactory to Buyer (or its assigns) in all material respects.
          (e) Keeping and Marking of Records and Books.
     (i) Seller will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the immediate identification of each new Receivable and all Collections of and adjustments to each existing Receivable). Seller will give Buyer (or its assigns) notice of any material change in the administrative and operating procedures referred to in the previous sentence.
     (ii) Seller will: (A) on or prior to the Purchase Date, mark its master data processing records and other books and records relating to the Receivables with a legend, acceptable to Buyer (or its assigns), describing Buyer’s ownership interests in the Receivables and further describing the interest of the Agent (on behalf of the Purchasers) under the Receivables Purchase Agreement and (B) upon the request of Buyer (or its assigns) following the occurrence of a Termination Event, (x) mark each Contract with a legend describing Buyer’s ownership interest in the Receivables and further describing the interests of the Agent (on behalf of the Purchasers) and (y) deliver to Buyer (or its assigns) all Contracts (including, without limitation, all multiple originals of any such Contract) relating to the Receivables and all instruments, securities and chattel paper now or hereafter evidencing any of the Receivables), duly endorsed to Buyer.
          (f) Compliance with Contracts and Credit and Collection Policy. Seller will timely and fully (i) perform and comply with all provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables, and (ii) comply in all respects with the Credit and Collection Policy in regard to each Receivable and the related Contract.
          (g) Ownership. Seller will take all necessary action to establish and maintain, irrevocably in Buyer: (i) legal and equitable title to the Receivables and the associated Collections and (ii) all of Seller’s right, title and interest in the Related Security associated with such Receivables, in each case, free and clear of any Adverse Claims other than Adverse Claims in favor of Buyer (and its assigns) (including, without limitation, the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect Buyer’s interest in such Receivables, Related Security and Collections and such other action to perfect, protect or more fully evidence the interest of Buyer as Buyer (or its assigns) may reasonably request.
          (h) Purchasers’ Reliance. Seller acknowledges that the Agent and the Purchasers are entering into the transactions contemplated by the Receivables Purchase

13

Agreement in reliance upon Buyer’s identity as a legal entity that is separate from each of the Tenneco Automotive Entities. Therefore, from and after the date of execution and delivery of this Agreement, Seller will take all reasonable steps including, without limitation, all steps that Buyer or any assignee of Buyer may from time to time reasonably request to maintain Buyer’s identity as a separate legal entity and to make it manifest to third parties that Buyer is an entity with assets and liabilities distinct from those of the Tenneco Automotive Entities and not just a division of any of the Tenneco Automotive Entities. Without limiting the generality of the foregoing and in addition to the other covenants set forth herein, Seller (i) will not hold itself out to third parties as liable for the debts of Buyer nor purport to own the Receivables and other assets acquired by Buyer, (ii) will take all other actions necessary on its part to ensure that Buyer is at all times in compliance with the covenants set forth in Section 7.1(i) of the Receivables Purchase Agreement and (iii) will cause all tax liabilities arising in connection with the transactions contemplated herein or otherwise to be allocated between Seller and Buyer on an arm’s-length basis and in a manner consistent with the procedures set forth in U.S. Treasury Regulations §§1.1502-33(d) and 1.1552-1.
          (i) Collections. Seller will cause (1) all proceeds from all Lock-Boxes to be directly deposited by a Collection Bank into a Collection Account and (2) each Lock-Box and Collection Account to be subject at all times to a Collection Account Agreement that is in full force and effect. In the event any payments relating to Receivables are remitted directly to Seller or any Affiliate of Seller, Seller will remit (or will cause all such payments to be remitted) directly to a Collection Bank and deposited into a Collection Account within two (2) Business Days following receipt thereof and, at all times prior to such remittance, Seller will itself hold or, if applicable, will cause such payments to be held in trust for the exclusive benefit of the Buyer and its assigns. Seller will transfer exclusive ownership, dominion and control of each Lock-Box and Collection Account to Buyer and, will not grant the right to take dominion and control of any Lock-Box or Collection Account at a future time or upon the occurrence of a future event to any Person, except to Buyer (or its assigns) as contemplated by this Agreement and the Receivables Purchase Agreement. All Collections from time to time deposited to any Collection Account, shall be held in trust, for the exclusive benefit of Buyer (and its assigns).
          (j) Taxes. To the extent not handled by Performance Guarantor: (i) Seller will file all tax returns and reports required by law to be filed by it and promptly pay all taxes and governmental charges at any time owing, except any such taxes which are not yet delinquent or are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with generally accepted accounting principles shall have been set aside on its books, and (ii) Seller will pay when due any taxes payable in connection with the Receivables, exclusive of taxes on or measured by income or gross receipts of Buyer and its assigns.
          Section 4.2 Negative Covenants of Seller. Until the date on which this Agreement terminates in accordance with its terms, Seller hereby covenants that:
          (a) Name Change, Offices and Records. Seller will not change its name, identity or corporate structure (within the meaning of Section 9-402(7) of any applicable enactment of the UCC), relocate its chief executive office at any time while the location of its chief executive office is relevant to perfection of Buyer’s interest in the Receivables or the

14

associated Related Security and Collections, or change any office where Records are kept unless it shall have: (i) given Buyer (or its assigns) at least forty-five (45) days’ prior written notice thereof and (ii) delivered to Buyer (or its assigns) all financing statements, instruments and other documents requested by Buyer (or its assigns) in connection with such change or relocation.
          (b) Change in Payment Instructions to Obligors. Seller will not add or terminate any bank as a Collection Bank, or make any change in the instructions to Obligors regarding payments to be made to any Lock-Box or Collection Account, unless Buyer (or its assigns) shall have received, at least ten (10) days before the proposed effective date therefor: (i) written notice of such addition, termination or change and (ii) with respect to the addition of a Collection Bank or a Collection Account or Lock-Box, an executed Collection Account Agreement with respect to the new Collection Account or Lock-Box; provided, however, that Seller may make changes in instructions to Obligors regarding payments if such new instructions require such Obligor to make payments to another existing Collection Account.
          (c) Modifications to Contracts and Credit and Collection Policy. Seller will not make any change to the Credit and Collection Policy that could adversely affect the collectibility of the Receivables or decrease the credit quality of any newly created Receivables. Except as otherwise permitted in its capacity as Servicer or Permitted Sub-Servicer pursuant to Article VIII of the Receivables Purchase Agreement, Seller will not extend, amend or otherwise modify the terms of any Receivable or any Contract related thereto other than in accordance with the Credit and Collection Policy.
          (d) Sales, Liens. Seller will not sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, or create or suffer to exist any Adverse Claim upon (including, without limitation, the filing of any financing statement) or with respect to, any Receivable or any Related Security or Collections, or upon or with respect to any Contract under which any Receivable arises, or any Lock-Box or Collection Account, or assign any right to receive income with respect thereto (other than, in each case, the creation of the interests therein in favor of Buyer provided for herein), and Seller will defend the right, title and interest of Buyer in, to and under any of the foregoing property, against all claims of third parties claiming through or under Seller. Seller shall not create or suffer to exist any mortgage, pledge, security interest, encumbrance, lien, charge or other similar arrangement on any of its inventory or the proceeds thereof.
          (e) Accounting for Purchase. Seller will not, and will not permit any Affiliate to, account for or treat (whether in financial statements or otherwise) the transactions contemplated hereby in any manner other than the sale of the Receivables and the Related Security by Seller to Buyer or except to the extent that such transactions are not recognized on account of consolidated financial reporting in accordance with generally accepted accounting principles.

15

ARTICLE V.
TERMINATION EVENTS
          Section 5.1 Termination Events. The occurrence of any one or more of the following events shall constitute a Termination Event:
          (a) Seller shall fail (i) to (A) turn over any Collections or Deemed Collection required to be turned over by it hereunder when due or (B) make any payment required to be made by it hereunder when due, and (solely in the case of this clause (B) such failure continues for five (5) consecutive Business Days after Seller has actual knowledge of such failure or through the exercise of reasonable business diligence, should have known of such failure, or (ii) to perform or observe any term, covenant or agreement hereunder (other than as referred to in clause (i) of this paragraph (a)) and such failure shall continue for thirty (30) consecutive days after Seller has actual knowledge of such failure or through the exercise of reasonable business diligence, should have known of such failure.
          (b) Any representation, warranty, certification or statement made by Seller in this Agreement, any other Transaction Document or in any other document delivered pursuant hereto or thereto shall prove to have been incorrect in any respect on or as of the date made or deemed made;
          (c) Seller or any of its Subsidiaries shall (i) default in making any payment of principal of any Indebtedness (including any Contingent Obligation) on the scheduled or original due date with respect thereto; or (ii) default in making any payment of any interest on any such Indebtedness beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created; or (iii) default in the observance or performance of any other agreement or condition related to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or beneficiary of such Indebtedness (or a trustee or agent on behalf of such holder or beneficiary) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or (in the case of any such Indebtedness constituting a Contingent Obligation) to become payable; provided that a default, event or condition described in clause (i), (ii) or (iii) of this paragraph (c) shall not at any time constitute a Termination Event unless, at such time, one or more defaults, events or conditions of the type described in clauses (i), (ii) or (iii) of this paragraph (c) shall have occurred and be continuing with respect to Indebtedness the aggregate outstanding principal amount of which exceeds in the aggregate $50,000,000 for Seller and its Subsidiaries.
          (d) (i) Seller or any of its Subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee or other similar official for it or any substantial part of its assets, or Seller or any of its Subsidiaries shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against Seller or any of its Subsidiaries any case,

16

proceeding or other action of a nature referred to in clause (i) above that (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against Seller or any of its Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) Seller or any of its Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii) or (iii) above; or (v) Seller or any of its Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due;
          (e) A Change of Control shall occur.
          (f) One or more judgments or decrees shall be entered against Seller or any of its Subsidiaries involving in the aggregate for Seller and its Subsidiaries a liability (not paid or fully covered by insurance as to which the relevant insurance company has acknowledged coverage) of $75,000,000 or more, and all such judgements or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof.
          Section 5.2 Remedies. Upon the occurrence of a Termination Event, Buyer may (i) exercise all rights and remedies provided to a secured creditor after default under the UCC and other applicable law, which rights and remedies shall be cumulative, and (ii) to the fullest extent permitted by applicable law, declare that the Default Fee shall accrue with respect to any amounts then due and owing by Seller to Buyer. The aforementioned rights and remedies shall be without limitation and shall be in addition to all other rights and remedies of Buyer and its assigns otherwise available under any other provision of this Agreement, by operation of law, at equity or otherwise, all of which are hereby expressly preserved.
ARTICLE VI.
INDEMNIFICATION
          Section 6.1 Indemnities by Seller. Without limiting any other rights that Buyer may have hereunder or under applicable law, Seller hereby agrees to indemnify (and pay upon demand to) Buyer and its assigns, officers, directors, agents and employees (each, an “Indemnified Party”) from and against any and all damages, losses, claims, taxes, liabilities, costs, expenses and for all other amounts payable, including reasonable attorneys’ fees (which attorneys may be employees of Buyer or any such assign) and disbursements (all of the foregoing being collectively referred to as “Indemnified Amounts”) awarded against or incurred by any of them arising out of or as a result of this Agreement or the acquisition, either directly or indirectly, by Buyer of an interest in the Receivables, excluding, however:
          (a) Indemnified Amounts to the extent a final judgment of a court of competent jurisdiction holds that such Indemnified Amounts resulted from gross negligence or willful misconduct on the part of the Indemnified Party seeking indemnification;

17

          (b) Indemnified Amounts to the extent the same includes losses in respect of such Receivables that are uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related Obligor; or
          (c) taxes imposed by the jurisdiction in which such Indemnified Party’s principal executive office is located, on or measured by the overall net income of such Indemnified Party to the extent that the computation of such taxes is consistent with the Intended Characterization;
provided, however, that nothing contained in this sentence shall limit the liability of Seller or limit the recourse of Buyer to Seller for amounts otherwise specifically provided to be paid by Seller under the terms of this Agreement. Without limiting the generality of the foregoing indemnification, Seller shall indemnify Buyer for Indemnified Amounts relating to or resulting from:
     (i) any representation or warranty made by Seller (or any officers of Seller) under or in connection with this Agreement, any other Transaction Document or any other information or report delivered by Seller pursuant hereto or thereto for which Buyer has not received a Deemed Collection that shall have been false or incorrect when made or deemed made;
     (ii) the failure by Seller, to comply with any applicable law, rule or regulation with respect to any Receivable or Contract related thereto, or the nonconformity of any such Receivable or Contract included therein with any such applicable law, rule or regulation or any failure of Seller to keep or perform any of its obligations, express or implied, with respect to any Contract;
     (iii) any failure of Seller to perform its duties, covenants or other obligations in accordance with the provisions of this Agreement or any other Transaction Document;
     (iv) any products liability, personal injury or damage, suit or other similar claim arising out of or in connection with merchandise, insurance or services that are the subject of any Contract or any Receivable;
     (v) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable (including, without limitation, a (A) defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms and/or (B) a claim that the sale or other assignment of all or any part of Seller’s (or any of its assignees’) rights under the related Contract violates any anti- assignment clause contained therein), or any other claim resulting from the sale of the merchandise or service related to such Receivable or the furnishing or failure to furnish such merchandise or services;
     (vi) the commingling of Collections of Receivables any time with other funds;
     (vii) any investigation, litigation or proceeding related to or arising from this Agreement or any other Transaction Document, the transactions contemplated hereby, the

18

use of the proceeds of the Purchase from Seller, the ownership of the Receivables or any other investigation, litigation or proceeding relating to Seller in which any Indemnified Party becomes involved as a result of any of the transactions contemplated hereby;
     (viii) any inability to litigate any claim against any Obligor in respect of any Receivable as a result of such Obligor being immune from civil and commercial law and suit on the grounds of sovereignty or otherwise from any legal action, suit or proceeding;
     (ix) any Termination Event described in Section 5.1(d);
     (x) any failure to vest and maintain vested in Buyer, or to transfer to Buyer, legal and equitable title to, and ownership of, the Receivables, the Related Security and the Collections, free and clear of any Adverse Claim (other than any Adverse Claim permitted hereunder);
     (xi) the failure to have filed, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivable, the Related Security and Collections with respect thereto, and the proceeds of any thereof, whether at the time of the Purchase or at any subsequent time;
     (xii) any action or omission by Seller which reduces or impairs the rights of Buyer with respect to any Receivable or the value of any such Receivable;
     (xiii) any attempt by any Person to void the Purchase from Seller hereunder under statutory provisions or common law or equitable action; and
     (xiv) any inability of Buyer to review any Contract or to exercise its rights under any Contract or this Agreement as a result of a confidentiality provision in any such Contract.
          Section 6.2 Other Costs and Expenses. Seller shall: (a) pay to Buyer on demand all costs and out-of-pocket expenses in connection with the preparation, execution, delivery and administration of this Agreement, the transactions contemplated hereby and the other documents to be delivered hereunder, and (b) pay to Buyer on demand any and all costs and expenses of Buyer, if any, including reasonable counsel fees and expenses in connection with the enforcement of this Agreement and the other documents delivered hereunder and in connection with any restructuring or workout of this Agreement or such documents, or the administration of this Agreement following a Termination Event.
ARTICLE VII.
MISCELLANEOUS
          Section 7.1 Waivers and Amendments.. No failure or delay on the part of Buyer (or its assigns) in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any

19

rights or remedies provided by law. Any waiver of this Agreement shall be effective only in the specific instance and for the specific purpose for which given.
          No provision of this Agreement may be amended, supplemented, modified or waived except in writing signed by Seller and Buyer and, to the extent required under the Receivables Purchase Agreement, the Agent and the Financial Institutions or the Required Financial Institutions.
          Section 7.2 Notices. All communications and notices provided for hereunder shall be in writing (including bank wire, telecopy or electronic facsimile transmission or similar writing) and shall be given to the other parties hereto at their respective addresses or telecopy numbers set forth below their respective signatures hereto or at such other address or telecopy number as such Person may hereafter specify for the purpose of notice to each of the other parties hereto. Each such notice or other communication shall be effective if given by telecopy, upon the receipt thereof, if given by mail, three (3) Business Days after the time such communication is deposited in the mail with first class postage prepaid or if given by any other means, when received at the address specified in this Section 7.2.
          Section 7.3 Protection of Ownership Interests of Buyer.
          (a) Seller agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents, and take all actions, that may be reasonably necessary or desirable, or that Buyer (or its assigns) may reasonably request, to perfect, protect or more fully evidence the interest of Buyer hereunder and the interests of the Agent, for the benefit of the Purchasers under the Receivables Purchase Agreement, or to enable Buyer (or its assigns) to exercise and enforce their rights and remedies hereunder. Subject to Section 14.4(a) of the Receivables Purchase Agreement, at any time, Buyer (or its assigns) may, at Seller’s sole cost and expense, direct Seller to notify the Obligors of Receivables of the ownership interests of Buyer under this Agreement and may also direct that payments of all amounts due or that become due under any or all Receivables be made directly to Buyer or its designee.
     (i) If Seller fails to perform any of its obligations hereunder, Buyer (or its assigns) may (but shall not be required to) perform, or cause performance of, such obligations, and Buyer’s (or such assigns’) costs and expenses incurred in connection therewith shall be payable by Seller as provided in Section 6.2. Seller irrevocably authorizes Buyer (and its assigns) at any time and from time to time in the sole discretion of Buyer (or its assigns), and appoints Buyer (and its assigns) as its attorney(ies)-in-fact, to act on behalf of Seller (i) to execute on behalf of Seller as debtor and to file financing statements necessary or desirable in Buyer’s (or its assigns’) sole discretion to perfect and to maintain the perfection and priority of the interest of Buyer in the Receivables and Related Security and (ii) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Receivables as a financing statement in such offices as Buyer (or its assigns) in their sole discretion deem necessary or desirable to perfect and to maintain the perfection and priority of Buyer’s interests in the Receivables. This appointment is coupled with an interest and is irrevocable. From and after July 1, 2001: (A) Seller hereby authorizes Buyer (and the Agent, as Buyer’s assignee) to file financing statements and other filing or recording documents with

20

respect to the Receivables and Related Security (including any amendments thereto, or continuation or termination statements thereof), without the signature or other authorization of Seller, in such form and in such offices as the Buyer or any of its assigns reasonably determines appropriate to perfect or maintain the perfection of the security interest of Buyer and its assigns hereunder, (B) Seller acknowledges and agrees that it is not authorized to, and will not, file financing statements or other filing or recording documents with respect to the Receivables or Related Security (including any amendments thereto, or continuation or termination statements thereof), without the express prior written approval by the Agent (as Buyer’s assignee), consenting to the form and substance of such filing or recording document, and (C) Seller approves, authorizes and ratifies any filings or recordings made by or on behalf of the Agent (as Buyer’s assignee) in connection with the perfection of the security interest in favor of Buyer or the Agent (as Buyer’s assignee).
          Section 7.4 Confidentiality.
          (a) Seller shall maintain and shall cause each of its employees and officers to maintain the confidentiality of the Receivables Purchase Agreement and the other confidential or proprietary information with respect to the Agent and Conduit and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that Seller and its officers and employees may disclose such information to Seller’s and Performance Guarantor’s external accountants and attorneys and as required by any applicable law or order of any judicial or administrative proceeding.
          (b) Anything herein to the contrary notwithstanding, Seller hereby consents to the disclosure of any nonpublic information with respect to it (i) to Buyer, the Agent and the Purchasers, (ii) by Buyer, the Agent or the Purchasers to any prospective or actual assignee or participant of any of them; provided that such assignee or participant agrees to be bound by the terms of this Section 7.4 and (iii) by the Agent or Conduit, to any rating agency, Commercial Paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to Conduit or any entity organized for the purpose of purchasing, or making loans secured by, financial assets for which Bank One acts as the administrative agent and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing, provided that each such Person is informed of the confidential nature of such information. In addition, the Purchasers and the Agent may disclose any such nonpublic information pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law).
          Section 7.5 Bankruptcy Petitions.
          (a) Seller and Buyer each hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of Conduit, it will not institute against, or join any other Person in instituting against, Conduit any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

21

          (b) Seller hereby further covenants and agrees that, prior to the date that is one year and one day after the payment in full of all Aggregate Unpaids, it will not institute against, or join any other Person in instituting against, Buyer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.
          Section 7.6 Limitation of Liability. Except with respect to any claim arising out of the willful misconduct or gross negligence of Conduit, the Agent or any Financial Institution, no claim may be made by Seller or any other Person against the Agent or any of the Purchasers or their respective Affiliates, directors, officers, employees, attorneys or agents for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and Seller hereby waives, releases, and agrees not to sue upon any claim for any such special, indirect consequential or punitive damages, whether or not accrued and whether or not known or suspected to exist in its favor.
          Section 7.7 CHOICE OF LAW.THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.
          Section 7.8 CONSENT TO JURISDICTION.EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO, ILLINOIS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SELLER OR BUYER PURSUANT TO THIS AGREEMENT AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF BUYER (OR ITS ASSIGNS) TO BRING PROCEEDINGS AGAINST SELLER IN THE COURTS OF ANY OTHER JURISDICTION. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY JUDICIAL PROCEEDING BY SELLER AGAINST BUYER (OR ITS ASSIGNS) OR ANY AFFILIATE THEREOF INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SELLER PURSUANT TO THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.
          Section 7.9 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT, ANY DOCUMENT EXECUTED BY SELLER PURSUANT TO THIS

22

AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.
          Section 7.10 Integration; Binding Effect; Survival of Terms.
          (a) This Agreement and each other Transaction Document contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement between the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.
          (b) This Agreement shall be binding upon and inure to the benefit of Seller, Buyer and their respective successors and permitted assigns (including any trustee in bankruptcy). None of Seller may assign any of its rights and obligations hereunder or any interest herein without the prior written consent of Buyer. Buyer may assign at any time its rights and obligations hereunder and interests herein to any other Person without the consent of Seller. Without limiting the foregoing, Seller acknowledges that Buyer, pursuant to the Receivables Purchase Agreement, may assign to the Agent, for the benefit of the Purchasers, its rights, remedies, powers and privileges hereunder and that the Agent may further assign such rights, remedies, powers and privileges to the extent permitted in the Receivables Purchase Agreement. Seller agrees that the Agent, as the assignee of Buyer, shall, subject to the terms of the Receivables Purchase Agreement, have the right to enforce this Agreement and to exercise directly all of Buyer’s rights and remedies under this Agreement (including, without limitation, the right to give or withhold any consents or approvals of Buyer to be given or withheld hereunder) and Seller agrees to cooperate fully with the Agent in the exercise of such rights and remedies. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms and shall remain in full force and effect until terminated in accordance with its terms; provided, however, that the rights and remedies with respect to (i) any breach of any representation and warranty made by Seller pursuant to Article II; (ii) the indemnification and payment provisions of Article VI; and (iii) Section 7.5 shall be continuing and shall survive any termination of this Agreement.
          Section 7.11 Counterparts; Severability; Section References. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Unless otherwise expressly indicated, all references herein to “Article,“Section,”Schedule” or “Exhibit” shall mean articles and sections of, and schedules and exhibits to, this Agreement.
<signature pages follow>

23

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

TENNECO AUTOMOTIVE OPERATING COMPANY INC.
By:	/s/ Paul D. Novas
	Name:	Paul D. Novas
	Title:	Vice President and Treasurer

Address for notices:	500 North Field Drive
Lake Forest, IL 60045

Attn: Randy Homes
Phone: (847) 482-5604
Fax: (847) 482-5125

TENNECO AUTOMOTIVE RSA COMPANY
By:	/s/ Paul D. Novas
	Name:	Paul D. Novas
	Title:	President

Address for notices:	500 North Field Drive
Lake Forest, IL 60045
Attn: Paul D. Novas
Phone: (847) 482-5143
Fax: (847) 482-5125

24

Exhibit I
Definitions
          This is Exhibit I to the Agreement (as hereinafter defined). As used in the Agreement and the Exhibits, Schedules and Annexes thereto, capitalized terms have the meanings set forth in this Exhibit I (such meanings to be equally applicable to the singular and plural forms thereof). If a capitalized term is used in the Agreement, or any Exhibit, Schedule or Annex thereto, and not otherwise defined therein or in this Exhibit I, such term shall have the meaning assigned thereto in Exhibit I to the Receivables Purchase Agreement.
          “Agent” has the meaning set forth in the Preliminary Statements to the Agreement.
          “Agreement” means the Receivables Sale Agreement, dated as of October 31, 2000, between Seller and Buyer, as the same may be amended, restated or otherwise modified.
          “Buyer” has the meaning set forth in the preamble to the Agreement.
          “Change of Control” means that the Performance Guarantor shall cease to own or control, directly or indirectly, at least 100% of the outstanding shares of voting stock of Seller.
          “Conduit” has the meaning set forth in the Preliminary Statements to the Agreement.
          “Credit and Collection Policy” means Seller’ collective credit and collection policies and practices relating to Contracts and Receivables existing on the Purchase Date hereof and summarized in Exhibit V, as modified from time to time in accordance with the Agreement.
          “Deemed Collections” has the meaning set forth in Section 1.4 of the Agreement
          “Default Fee” means a per annum rate of interest equal to the sum of (i) the Prime Rate, plus (ii) 2% per annum.
          “Discount Factor” means a percentage calculated to provide Buyer with a reasonable return on its investment in the Receivables after taking account of (i) the time value of money based upon the anticipated dates of collection of the Receivables and the cost to Buyer of financing its investment in such Receivables during such period and (ii) the risk of nonpayment by the Obligors. Seller and Buyer may agree from time to time to change the Discount Factor based on changes in one or more of the items affecting the calculation thereof, provided that any change to the Discount Factor shall take effect as of the commencement of a week, shall apply only prospectively and shall not affect any Purchase Price payment made prior to the week during which Seller and Buyer agree to make such change.
          “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the regulations promulgated pursuant thereto.

25

          “Initial Cutoff Date” means October 30, 2000.
          “Intended Characterization” means, for income tax purposes, the characterization of the transactions under the Receivables Purchase Agreement as a loan or loans secured by the Receivables, the Related Security and the Collections associated with the foregoing.
          “Material Adverse Effect” means a material adverse effect on (i) the financial condition or operations of the Performance Guarantor and its Subsidiaries, taken as a whole, (ii) the ability of Seller to perform its obligations under the Agreement or any other Transaction Document, (iii) the legality, validity or enforceability of the Agreement or any other Transaction Document, (iv) Seller’s, Buyer’s or the Agent’s interest in the Receivables generally or in any significant portion of the Receivables, or Collections with respect thereto, or (v) the collectibility of the Receivables generally or of any material portion of the Receivables.
          “Net Worth” means as of the last Business Day of each calendar month preceding any date of determination, the excess, if any, of (a) the aggregate Outstanding Balance of the Receivables at such time, over (b) the sum of (i) the Aggregate Capital outstanding at such time, plus (ii) the aggregate outstanding principal balance of the Subordinated Loans (including any Subordinated Loan proposed to be made on the date of determination).
          “Original Balance” means, with respect to any Receivable, the Outstanding Balance of such Receivable on the date it was created.
          “Performance Guarantor” means Tenneco Automotive Inc., a Delaware corporation, and its successors
          “Potential Termination Event” means an event which, with the passage of time or the giving of notice, or both, would constitute a Termination Event.
          “Purchase” means the purchase pursuant to Section 1.2(a) of the Agreement by Buyer from Seller of the Receivables and the Related Security and Collections related thereto, together with all related rights in connection therewith.
          “Purchase Date” means October 31, 2000.
          “Purchase Price” means the aggregate price to be paid by Buyer to Seller in accordance with Section 1.3 of the Agreement, for the Receivables and the associated Collections and which price shall equal on any date (i) the product of(x) the Outstanding Balance of such Receivables on the date created by Seller, multiplied by (y) one minus the Discount Factor then in effect, plus (ii) all accrued and unpaid Finance Charges on such Receivables.
          “Purchase Termination Date” means the earliest to occur of(i) the Facility Termination Date, (ii) the Business Day immediately prior to the occurrence of a Termination Event with respect to Seller set forth in Section 5.1(d), (iii) the Business Day specified in a written notice from Buyer to Seller following the occurrence of any other Termination Event,

26

and (iv) the date which is 30 Business Days after Buyer’s receipt of written notice from Seller that it wishes to terminate the facility evidenced by this Agreement.
          “Receivables Purchase Agreement” has the meaning set forth in the Preliminary Statements to the Agreement.
          “Related Security” means, with respect to any Receivable:
     (i) all security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements and security agreements describing any collateral securing such Receivable, but excluding any UCC Article 2 security interest in the goods, the sale of which gave rise to such receivable,
     (ii) all guaranties, letters of credit, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise,
     (iii) all service contracts and other contracts and agreements associated with such Receivable,
     (iv) all of Seller’s right, title and interest in the Records related to such Receivable,
     (v) all of Seller’s right, title and interest in and to each Lock Box and each Collection Account, and
     (vi) all proceeds of any of the foregoing.
          “Required Capital Amount” means, as of any date of determination, an amount equal to: (a) if such date of determination is before December 15, 2000, $20,000,000 and (b) if such date of determination is on or after December 15, 2000, $30, 000,000.
          “SEC” means the Securities and Exchange Commission, any successor thereto and any analogous governmental authority.
          “Seller” has the meaning set forth in the preamble to the Agreement.
          “Subordinated Loan” has the meaning set forth in Section 1.3(a) of the Agreement.
          “Subordinated Note” means the promissory note in substantially the form of Exhibit VI hereto as more fully described in Section 1.3 of the Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time.
          “Termination Event” has the meaning set forth in Section 5.1 of the Agreement.

27

          “Weekly Settlement Date” means the 3rd Business Day of each week hereafter.
          All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles.
          All terms used in Article 9 of the UCC in the State of Illinois, and not specifically defined herein, are used herein as defined in such Article 9.

28

Exhibit II
Places Of Business; Locations Of Records;
Federal Employer Identification Number(S); Other Names
Places of Business and Locations of Records:
500 North Field Drive
Lake Forest, IL 60045
1 International Drive
Monroe, Michigan 48161
Federal Employer Identification Number:
74-1933558
Prior Legal Names (in past 5 years):
Monroe Auto Equipment Company
Tenneco Automotive Inc.
Trade and Assumed Names:
EZ Ride or any variation thereof
MAECO or any variation thereof
Monroe or any variation thereof
Walker or any variation thereof
Precision Modular Assembly
Rancho Ind or any variation thereof
Regal Ride or any variation thereof
Tenneco or any variation thereof
NAPA Shocks
DeKoven any variation thereof
Tennessee Gas Pipeline
Dyno Max
NAPA Mufflers
NAS-Walker Manufacturing
National Account Sales
Performance Industries Inc.
Perfection and any variation thereof
Thrush and any variation thereof

29

Exhibit III
Lock-Boxes; Collection Accounts; Collection Banks
[Intentionally Omitted]

30

Exhibit IV
[Form Of] Compliance Certificate
          This Compliance Certificate is furnished pursuant to that certain Receivables Sale Agreement (the “Receivables Sale Agreement”) dated as of October 31, 2000, between TENNECO AUTOMOTIVE OPERATING COMPANY INC., a Delaware corporation (“Tenneco Operating”), and TENNECO AUTOMOTIVE RSA COMPANY, a Delaware corporation, as Buyer. Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Agreement.
          THE UNDERSIGNED HEREBY CERTIFIES THAT:
          1. I am the duly elected                      of Tenneco Operating
          2. I have reviewed the terms of the Receivables Sale Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of Performance Guarantor and its Subsidiaries during the accounting period covered by the attached financial statements.
          3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Termination Event or a Potential Termination Event, as each such term is defined under the Receivables Sale Agreement, during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth below.
          4. Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Tenneco Automotive Entities have taken, are taking, or propose to take with respect to each such condition or event:
          The foregoing certifications, together with the computations set forth in Schedule I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this                      day of                      , 20___.

[Name]

31

Exhibit V
Credit And Collection Policy
[Intentionally Omitted]

32

Exhibit VI
Form Of Subordinated Note
SUBORDINATED NOTE
October 31, 2000
          1. Note. FOR VALUE RECEIVED, the undersigned, TENNECO AUTOMOTIVE RSA COMPANY, a Delaware corporation (“Buyer”), hereby unconditionally promises to pay to the order of TENNECO AUTOMOTIVE OPERATING COMPANY INC., a Delaware corporation (“Seller”), in lawful money of the United States of America and in immediately available funds, on or before the date following the Purchase Termination Date which is one year and one day after the date on which (i) the Outstanding Balance of all Receivables sold under the Receivables Sale Agreement referred to below has been reduced to zero and (ii) all indemnities, adjustments and other amounts which may be owed hereunder in connection with the Receivables acquired have been paid (the “Collection Date”), the aggregate unpaid principal sum outstanding of all Subordinated Loans made from time to time by Seller to Buyer pursuant to and in accordance with the terms of that certain Receivables Sale Agreement dated as of October 31, 2000, between Seller and Buyer (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Sale Agreement”). Reference to Section 1.3 of the Receivables Sale Agreement is hereby made for a statement of the terms and conditions under which the loans evidenced hereby have been and will be made. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Receivables Sale Agreement.
          2. Interest. Buyer further promises to pay interest on the outstanding unpaid principal amount hereof from the date hereof until payment in full hereof at a rate equal to the one month LIBOR rate published on the first business day of each month on or after September 1, 2000 in The Wall Street Journal (“LIBOR”), changing on the first business day of each month; provided, however, that if Buyer shall default in the payment of any principal hereof, Buyer promises to pay, on demand, interest at a rate per annum equal to the sum of LIBOR plus 2.00% per annum on any such unpaid amounts, from the date such payment is due to the date of actual payment. Interest shall be payable on the first Business Day of each month in arrears; provided, however, that Buyer may elect on the date any interest payment is due hereunder to defer such payment and upon such election the amount of interest due but unpaid on such date shall constitute principal under this Subordinated Note. The outstanding principal of any loan made under this Subordinated Note shall be due and payable on the Collection Date and may be repaid or prepaid at any time without premium or penalty.
          3. Principal Payments. Seller is authorized and directed by Buyer to enter on the grid attached hereto, or, at its option, in its books and records, the date and amount of each loan made by it which is evidenced by this Subordinated Note and the amount of each payment of principal made by Buyer, and absent manifest error, such entries shall constitute prima facie evidence of the accuracy of the information so entered; provided that neither the failure of Seller to make any such entry or any error therein shall expand, limit or affect the obligations of Buyer hereunder.

33

          4. Subordination. Seller shall have the right to receive, and Buyer shall have the right to make, any and all payments and prepayments relating to the loans made under this Subordinated Note; provided that after giving effect to any such payment or prepayment, the aggregate Outstanding Balance of Receivables (as each such term is defined in the Receivables Purchase Agreement hereinafter referred to) at such time exceeds the sum of (a) the Aggregate Unpaids (as defined in the Receivables Purchase Agreement) outstanding at such time under the Receivables Purchase Agreement, plus (b) the aggregate outstanding principal balance of all loans made under this Subordinated Note. Seller hereby agrees that at any time during which the conditions set forth in the proviso of the immediately preceding sentence shall not be satisfied, Seller shall be subordinate in right of payment to the prior payment of any indebtedness or obligation of Buyer owing to the Agent or any Purchaser under that certain Receivables Purchase Agreement, dated as of October 31, 2000, by and among Buyer, Seller, as Servicer, various “Purchasers” from time to time party thereto, and Bank One, NA (Main Office Chicago), as the “Agent” (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”). The subordination provisions contained herein are for the direct benefit of, and may be enforced by, the Agent and the Purchasers and/or any of their respective assignees (collectively, the “Senior Claimants”) under the Receivables Purchase Agreement. Until the date on which the “Aggregate Capital” outstanding under the Receivables Purchase Agreement has been repaid in full and all obligations of Buyer and/or the Servicer thereunder and under the “Fee Letter” referenced therein (all such obligations, collectively, the “Senior Claim ”) have been indefeasibly paid and satisfied in full, Seller shall not institute against Buyer any proceeding of the type described in Section 5.1(d) of the Receivables Sale Agreement unless and until the Collection Date has occurred. Should any payment, distribution or security or proceeds thereof be received by Seller in violation of this Section 4, Seller agrees that such payment shall be segregated, received and held in trust for the benefit of, and deemed to be the property of, and shall be immediately paid over and delivered to the Agent for the benefit of the Senior Claimants.
          5. Bankruptcy; Insolvency. Upon the occurrence of any proceeding of the type described in Section 5.1(d) of the Receivables Sale Agreement involving Buyer as debtor, then and in any such event the Senior Claimants shall receive payment in full of all amounts due or to become due on or in respect of the Aggregate Capital and the Senior Claim (including “CP Costs” and “Yield” as defined and as accruing under the Receivables Purchase Agreement after the commencement of any such proceeding, whether or not any or all of such CP Costs or Yield is an allowable claim in any such proceeding) before Seller is entitled to receive payment on account of this Subordinated Note, and to that end, any payment or distribution of assets of Buyer of any kind or character, whether in cash, securities or other property, in any applicable insolvency proceeding, which would otherwise be payable to or deliverable upon or with respect to any or all indebtedness under this Subordinated Note, is hereby assigned to and shall be paid or delivered by the Person making such payment or delivery (whether a trustee in bankruptcy, a receiver, custodian or liquidating trustee or otherwise) directly to the Agent for application to, or as collateral for the payment of, the Senior Claim until such Senior Claim shall have been paid in full and satisfied.
          6. Amendments. This Subordinated Note shall not be amended or modified except in accordance with Section 7.1 of the Receivables Sale Agreement. The terms of this

34

Subordinated Note may not be amended or otherwise modified without the prior written consent of the Agent for the benefit of the Purchasers.
          7. GOVERNING LAW. THIS SUBORDINATED NOTE HAS BEEN MADE AND DELIVERED AT CHICAGO, ILLINOIS, AND SHALL BE INTERPRETED AND THE RIGHTS AND) LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS AND DECISIONS OF THE STATE OF ILLINOIS. WHEREVER POSSIBLE EACH PROVISION OF THIS SUBORDINATED NOTE SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS SUBORDINATED NOTE SHALL BE PROHIBITED BY OR INVALID UNDER APPLICABLE LAW, SUCH PROVISION SHALL BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS SUBORDINATED NOTE.
          8. Waivers. All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor. Seller additionally expressly waives all notice of the acceptance by any Senior Claimant of the subordination and other provisions of this Subordinated Note and expressly waives reliance by any Senior Claimant upon the subordination and other provisions herein provided.
          9. Assignment. This Subordinated Note may not be assigned, pledged or otherwise transferred to any party other than Seller without the prior written consent of the Agent, and any such attempted transfer shall be void.
TENNECO AUTOMOTIVE RSA COMPANY

By:
Name:
Title:

Address for notices:	500 North Field Drive
Lake Forest, IL 60045
Attn: Paul D. Novas
Phone: (847) 482-5143
Fax: (847) 482-5125

35

Schedule to Subordinated Note
SUBORDINATED LOANS AND PAYMENTS OF PRINCIPAL

	Amount of		Unpaid
	Subordinated	Amount of	Principal	Notation
Date	Loan	Principal Paid	Balance	Made By

36

RECEIVABLES SALE AGREEMENT
dated as of December 27, 2000
BETWEEN
THE PULLMAN COMPANY,
as Seller,
AND
TENNECO AUTOMOTIVE RSA COMPANY,
as Buyer

TABLE OF CONTENTS

ARTICLE I. PURCHASE	2

Section 1.1 [Reserved]	2
Section 1.2 Purchase of Receivables	2
Section 1.3 Payment for the Purchases	3
Section 1.4 Deemed Collections	4
Section 1.5 Payments and Computations, Etc	4
Section 1.6 Transfer of Records	5
Section 1.7 Characterization	5

ARTICLE II. REPRESENTATIONS AND WARRANTIES	5

Section 2.1 Representations and Warranties of Seller	6

ARTICLE III. CONDITIONS OF PURCHASES	9

Section 3.1 Conditions Precedent to Purchases	9
Section 3.2 Conditions Precedent to Subsequent Payments	9

ARTICLE IV. COVENANTS	10

Section 4.1 Affirmative Covenants of Seller	10
Section 4.2 Negative Covenants of Seller	14

ARTICLE V. TERMINATION EVENTS	15

Section 5.1 Termination Events	15
Section 5.2 Remedies	17

ARTICLE VI. INDEMNIFICATION	17

Section 6.1 Indemnities by Seller	17
Section 6.2 Other Costs and Expenses	19

ARTICLE VII. MISCELLANEOUS	19

Section 7.1 Waivers and Amendments	19
Section 7.2 Notices	19
Section 7.3 Protection of Ownership Interests of Buyer	19
Section 7.4 Confidentiality	21
Section 7.5 Bankruptcy Petitions	21
Section 7.6 Limitation of Liability	21
Section 7.7 CHOICE OF LAW	22
Section 7.8 CONSENT TO JURISDICTION	22
Section 7.9 WAIVER OF JURY TRIAL	22
Section 7.10 Integration; Binding Effect; Survival of Terms	22
Section 7.11 Counterparts; Severability; Secion References	23

ARTICLE I. PURCHASE	2

Section 1.1 [Reserved]	2
Section 1.2 Purchase of Receivables	2
Section 1.3 Payment for the Purchases	3
Section 1.4 Deemed Collections	4
Section 1.5 Payments and Computations, Etc	4
Section 1.6 Transfer of Records	5
Section 1.7 Characterization	5

ARTICLE II. REPRESENTATIONS AND WARRANTIES	5

3

RECEIVABLES SALE AGREEMENT
          THIS RECEIVABLES SALE AGREEMENT, dated as of December 27, 2000, is by and between THE PULLMAN COMPANY, a Delaware corporation (the “Seller”), and TENNECO AUTOMOTIVE RSA COMPANY, a Delaware corporation (“Buyer”). Unless defined elsewhere herein, capitalized terms used in this Agreement shall have the meanings assigned to such terms in Exhibit I hereto or, if not defined therein, in Exhibit I to the Receivables Purchase Agreement.
PRELIMINARY STATEMENTS
     Seller now owns, and from time to time hereafter will own, Receivables. Seller wishes to sell and assign to Buyer, and Buyer wishes to purchase from Seller, all of Seller’s right, title and interest in and to such Receivables, together with the Related Security and Collections with respect thereto.
     Seller and Buyer intend the transactions contemplated hereby to be true sales or other outright assignments of Receivables from Seller to Buyer, providing Buyer with the full benefits of ownership of such Receivables, and neither Seller nor Buyer intends these transactions to be, or for any purpose to be characterized as, loans from Buyer to Seller.
     Following the purchase of Receivables from Seller, Buyer will sell undivided interests therein and in the associated Related Security and Collections pursuant to that certain Receivables Purchase Agreement dated as of October 31, 2000 (as the same may from time to time hereafter be amended, supplemented, restated or otherwise modified, the “Receivables Purchase Agreement”) among Buyer, Tenneco Automotive Operating Company, a Delaware corporation (“Tenneco Operating”), as servicer (in such capacity, together with its successors in such capacity, the “Servicer”), Jupiter Securitization Corporation (“Conduit”), the financial institutions from time to time party thereto as “Financial Institutions” and Bank One. NA or any successor agent appointed pursuant to the terms of the Receivables Purchase Agreement, as agent for Conduit and such Financial Institutions (in such capacity, the “Agent”).
AGREEMENT
          NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I.
PURCHASE
          Section 1.1 [Reserved].
          Section 1.2 Purchase of Receivables.
          (a) Effective on the Purchase Date, in consideration for the Purchase Price and upon the terms and subject to the conditions set forth herein, Seller does hereby sell, assign, transfer, set-over and otherwise convey to Buyer, without recourse (except to the extent expressly provided herein), and Buyer does hereby purchase and acquire from Seller, all of Seller’s right, title and interest in and to all Receivables existing as of the Initial Cutoff Date and all such thereafter arising through and including the Purchase Termination Date, together, in each case, with all Related Security relating thereto and all Collections thereof. Buyer shall be obligated to pay the Purchase Price for the Receivables in accordance with Section 1.3. In connection with each payment of the Purchase Price for any Receivable, Buyer may request that Seller deliver, and Seller shall deliver, such approvals, opinions, information, reports or documents as Buyer may reasonably request.
          (b) It is the intention of the parties hereto that the sale of the Receivables made hereunder shall constitute a true sale thereof, which sale is absolute and irrevocable and provides Buyer with the full benefits of ownership of the Receivables. Except for the Deemed Collections owed pursuant to Section 1.4, the sale of Receivables hereunder is made without recourse to Seller; provided, however, that (i) Seller shall be liable to Buyer for all representations, warranties, covenants and indemnities made by Seller pursuant to the terms of the Transaction Documents to which Seller is a party, and (ii) such sale does not constitute and is not intended to result in an assumption by Buyer or any assignee thereof of any obligation of Seller or any other Person arising in connection with the Receivables, the related Contracts and/or other Related Security or any other obligations of Seller. In view of the intention of the parties hereto that the sale of Receivables made hereunder shall constitute a sale of such Receivables rather than a loan secured thereby, Seller agrees that it will, on or prior to the Purchase Date and in accordance with Section 4.1 (e)(ii), mark its master data processing records relating to the Receivables with a legend acceptable to Buyer and to the Agent (as Buyer’s assignee), evidencing that Buyer has purchased or otherwise acquired such Receivables as provided in this Agreement and to note in its financial statements that Seller’s Receivables have been sold or otherwise conveyed outright to Buyer. Upon the request of Buyer or the Agent (as Buyer’s assignee), Seller will execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate to perfect and maintain the perfection of Buyer’s ownership interest in the Receivables and the Collections with respect thereto, or as Buyer or the Agent (as Buyer’s assignee) may reasonably request.

          Section 1.3 Payment for the Purchases.
          (a) The Purchase Price for the Purchase of Receivables and in existence as of the Initial Cutoff Date shall be payable in full by Buyer to Seller on the date hereof, and shall be paid to Seller in the following manner:
     (i) by delivery of immediately available funds, to the extent of funds made available to Buyer in connection with its sale of an interest in such Receivables to the Agent for the benefit of the Purchasers under the Receivables Purchase Agreement or other cash on hand; and
     (ii) the balance, by delivery of the proceeds of a subordinated revolving loan from Seller to Buyer (a “Subordinated Loan ”) in an amount not to exceed the lesser of (A) the remaining unpaid portion of such Purchase Price, and (B) the maximum Subordinated Loan that could be borrowed without rendering Buyer’s Net Worth less than the Required Capital Amount. Seller is hereby authorized by Buyer to endorse on the schedule attached to the Subordinated Note an appropriate notation evidencing the date and amount of each advance thereunder, as well as the date of each payment with respect thereto, provided that the failure to make such notation shall not affect any obligation of Buyer thereunder.
          (b) With respect to each Receivable arising on and after the Initial Cutoff Date, the Purchase Price for each such Receivable shall be due and owing in full by Buyer to Seller or its designee on the date such Receivable is acquired (except that Buyer may, with respect to any such Purchase Price, offset against such Purchase Price any amounts owed by Seller to Buyer hereunder and which have become due but remain unpaid) and shall be paid to Seller on the next occurring Weekly Settlement Date, in accordance with Section 1.3(e) and in the following manner:
     first, by delivery of immediately available funds, to the extent of funds available to Buyer from its subsequent sale of an interest in the Receivables to the Agent for the benefit of the Purchasers under the Receivables Purchase Agreement or other cash on hand; and
     second, by delivery of the proceeds of a Subordinated Loan, provided that the making of any such Subordinated Loan shall be subject to the provisions set forth in Section 1.3(a)(ii).
          (c) Subject to the limitations set forth in Section 1.3(a)(ii), Seller irrevocably agrees to advance each Subordinated Loan requested by Buyer on or prior to the Purchase Termination Date. The Subordinated Loans owing to Seller shall be evidenced by, and shall be payable in accordance with the terms and provisions of its Subordinated Note and shall be payable solely from funds which Buyer is not required under the Receivables Purchase Agreement to set aside for the benefit of, or otherwise pay over to, the Agent for the benefit of the Purchasers.
          (d) From and after the Purchase Termination Date, Seller shall not be obligated to (but may, at its option) sell Receivables to Buyer.

          (e) Although the Purchase Price for Receivables arising on or after the Initial Cutoff Date shall be due and payable in full by Buyer to Seller on the date such Receivable arises, settlement of the Purchase Price between Buyer and Seller shall be effected on a weekly basis on Weekly Settlement Dates with respect to all Receivables acquired during the same week and based on the information contained in the Weekly Report delivered by the Servicer pursuant to Article VIII of the Receivables Purchase Agreement for the week then most recently ended. Although settlement shall be effected on Weekly Settlement Dates, increases or decreases in the amount owing to Seller under the Subordinated Note made pursuant to Section 1.3(b) shall be deemed to have occurred and shall be effective as of the last Business Day of the week preceding such Weekly Settlement Date.
          Section 1.4 Deemed Collections.
          (a) If on any day:
     (i) the Outstanding Balance of a Receivable is:
     (A) reduced as a result of any defective or rejected or returned goods or services, any discount or any negative adjustment or otherwise by Seller (other than as a result of such Receivable becoming a Charged-Off Receivable or to reflect cash Collections on account of the Receivables),
     (B) reduced or canceled as a result of a setoff in respect of any claim by any Person (whether such claim arises out of the same or an related transaction or an unrelated transaction), or
     (ii) any of Seller’s representations and warranties set forth in Sections 2.1(h), (i), (j), (l), (q), (r), (s), (t), the second and third sentences of Section 2.1(p) hereof and the last clause (relating to bulk sales laws) of Section 2.1(c) hereof are not true when made or deemed made with respect to any Receivable, then, in such event, Seller shall be deemed to have received a Collection of such Receivable equal to (x) in the case of a reduction pursuant to Section 1.4(a)(i)(A) or (B), the amount of such reduction, and (y) in the case of a cancellation pursuant to Section 1.4(a)(i)(B) or a misrepresentation described in Section 1.4(a)(ii), the Outstanding Balance of such Receivable (calculated before giving effect to the applicable cancellation, if applicable) (each Collection deemed to have been received pursuant hereto, a “Deemed Collection”).
          (b) If Seller is deemed to have received a Deemed Collection pursuant to Section 1.4(a), Seller will pay the amount of the Deemed Collection to Buyer in cash not later than the next Weekly Settlement Date after such deemed receipt.
          Section 1.5 Payments and Computations, Etc. All amounts to be paid or deposited by Buyer hereunder shall be paid or deposited in accordance with the terms hereof on the day when due in immediately available funds to the account of Seller designated from time to time by Seller or as otherwise directed by Seller. In the event that any payment owed by any Person hereunder becomes due on a day that is not a Business Day, then such payment shall be made on the next succeeding Business Day. If any Person fails to pay any amount hereunder when due, such Person agrees to pay, on demand, the Default Fee in respect thereof until paid in full; provided, however, that such Default Fee shall not at any time exceed the maximum rate permitted by applicable law. All computations of the Default Fee payable hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed.
          Section 1.6 Transfer of Records.
          (a) In connection with the Purchase of Receivables hereunder, Seller hereby sells, transfers, assigns and otherwise conveys to Buyer all of Seller’s right and title to, and interest in, the Records relating to all such Receivables, without the need for any further documentation in connection with their conveyance or Purchase. In connection with such transfer, Seller hereby grants to each of Buyer, the Agent and the Servicer an irrevocable, non-exclusive license to use, without royalty or payment of any kind, all software used by Seller to account for the Receivables, to the extent necessary to administer the Receivables, whether such software is owned by Seller or is owned by others and used by Seller under license agreements with respect thereto, provided that should the consent of any licensor of Seller to such grant of the license described herein be required, Seller hereby agrees that upon the request of Buyer (or the Agent as Buyer’s assignee), Seller will use its reasonable efforts to obtain the consent of such third-party licensor. Each of the licenses granted hereby shall be irrevocable, and shall terminate on the date this Agreement terminates in accordance with its terms.
          (b) Seller (i) shall take such action reasonably requested by Buyer and/or the Agent (as Buyer’s assignee), from time to time hereafter, that may be necessary or appropriate to ensure that Buyer and its assigns under the Receivables Purchase Agreement have an enforceable ownership interest in the Records relating to the Receivables purchased from Seller hereunder, and (ii) shall use its reasonable efforts to ensure that Buyer, the Agent and the Servicer each has an enforceable right (whether by license or sublicense or otherwise) to use all of the computer software used to account for the Receivables and/or to recreate such Records.
          Section 1.7 Characterization. If, notwithstanding the intention of the parties expressed in Section 1.2(b), the sale by Seller to Buyer of Receivables hereunder shall be characterized as a secured loan and not a sale, or such sale shall for any reason be ineffective or unenforceable, then this Agreement shall be deemed to constitute a security agreement under the UCC and other applicable law. For this purpose and without being in derogation of the parties’ intention that the conveyances of Receivables hereunder shall constitute true sales or other outright assignments thereof, Seller hereby grants to Buyer a duly perfected security interest in all of Seller’s right, title and interest in, to and under all Receivables that are now existing and hereafter arising, all Collections and Related Security with respect thereto, each Lock-Box and Collection Account, and all other rights and payments relating to such Receivables and all proceeds of the foregoing to secure the prompt and complete payment of a loan deemed to have been made by Seller to Buyer in an amount equal to the Purchase Price of the Receivables, together with all other obligations of Seller hereunder, which security interest shall be prior to all other Adverse Claims thereto.

ARTICLE II.
REPRESENTATIONS AND WARRANTIES
          Section 2.1 Representations and Warranties of Seller. Seller hereby represents and warrants to Buyer on the Purchase Date and on each date that any Receivable is originated that:
          (a) Corporate Existence and Power. Seller is a corporation duly organized solely under the laws of Delaware and no other state or jurisdiction, and as to which Delaware must maintain a public record showing the corporation to have been incorporated. Seller is validly existing and in good standing under the laws of Delaware and is duly qualified to do business and is in good standing as a foreign corporation, and has and holds all corporate power and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is conducted except where the failure to so qualify or so hold could not reasonably be expected to have a Material Adverse Effect.
          (b) Power and Authority; Due Authorization, Execution and Delivery. The execution and delivery by Seller of this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder and Seller’s use of the proceeds of the Purchase made from it hereunder, are within its corporate powers and authority and have been duly authorized by all necessary corporate action on its part. This Agreement and each other Transaction Document to which Seller is a party have been duly executed and delivered by Seller.
          (c) No Conflict. The execution and delivery by Seller of this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder do not contravene or violate (i) its certificate or articles of incorporation or by-laws (or equivalent organizational documents), (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on assets of Seller or its Subsidiaries (except as created hereunder) except, in any case, where such contravention or violation could not reasonably be expected to have a Material Adverse Effect; and no transaction contemplated hereby requires compliance with any bulk sales act or similar law.
          (d) Governmental Authorization. Other than the filing of the financing statements required hereunder, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery by Seller of this Agreement and each other Transaction Document to which it is a party and the performance of its obligations hereunder and thereunder.
          (e) Actions, Suits. There are no actions, suits or proceedings pending, or to the best of Seller’s knowledge, threatened, against or affecting Seller, or any of its properties, in or before any court, arbitrator or other body, that could reasonably be expected to have a Material Adverse Effect.
          (f) Binding Effect. This Agreement and each other Transaction Document to which Seller is a party constitute the legal, valid and binding obligations of Seller enforceable against Seller in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).
          (g) Accuracy of Information. All information heretofore furnished by Seller or any of its Affiliates to Buyer (or its assigns) for purposes of or in connection with this Agreement, any of the other Transaction Documents or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by Seller or any of its Affiliates on behalf of Seller to Buyer (or its assigns) will be, true and accurate in every material respect on the date such information is stated or certified and does not and will not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein, when taken as a whole, not misleading.
          (h) Use of Proceeds. No proceeds of the Purchase from Seller hereunder will be used by Seller (i) for a purpose that violates, or would be inconsistent with, any law, rule or regulation applicable to Seller or (ii) to acquire any security in any transaction which is subject to Section 12, 13 or 14 of the Securities Exchange Act of 1934, as amended.
          (i) Good Title. Immediately prior to the Purchase hereunder and upon creation of each Receivable after the Initial Cutoff Date, Seller (i) is the legal and beneficial owner of such Receivables and (ii) is the legal and beneficial owner of the Related Security with respect thereto or possesses a valid and perfected security therein, in each case, free and clear of any Adverse Claim, except as created by the Transaction Documents. There have been duly filed all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect Seller’s ownership interest in each Receivable and its Collections.
          (j) Perfection. The name in which Seller has executed this Agreement is identical to the name of Seller as indicated on the public record of the State of Delaware which shows Seller to have been organized. This Agreement, together with the filing of the financing statements contemplated hereby, is effective to transfer to Buyer (and Buyer shall acquire from Seller) (i) legal and equitable title to, with the right to sell and encumber each Receivable that is existing and hereafter arising, together with the Collections with respect thereto and (ii) all of Seller’s right, title and interest in the Related Security associated with each such Receivable, in each case, free and clear of any Adverse Claim, except as created by the Transactions Documents. There have been duly filed all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect Buyer’s ownership interest in the Receivables and the Collections and the Related Security. The State of Delaware is a jurisdiction whose law generally requires information concerning the existence of a nonpossessory security interest to be made generally available in a filing, record or registration system as a condition or result of such a security interest’s obtaining priority over the rights of a lien creditor which respect to collateral.
          (k) Places of Business and Locations of Records. The principal places of business and chief executive office of Seller, as well as the offices where it keeps all of its Records, are located at the address(es) listed on Exhibit II or such other locations of which Buyer has been notified in accordance with Section 4.2(a) in jurisdictions where all action required by

Section 4.2(a) has been taken and completed. Seller’s Federal Employer Identification Number is correctly set forth on Exhibit II.
          (l) Collections. The conditions and requirements set forth in Section 4.1(i) have at all times been satisfied and duly performed. The names and addresses of all Collection Banks, together with the bank name, jurisdiction of organization and account numbers of the Collection Accounts of Seller at each Collection Bank and the post office box number of each Lock-Box, are listed on Exhibit III. Seller has not granted any Person, other than Buyer (and its assigns) dominion and control of any Lock-Box or Collection Account, or the right to take dominion and control of any such Lock-Box or Collection Account at a future time or upon the occurrence of a future event.
          (m) Material Adverse Effect. Since March 31, 2000, no event has occurred that would have a Material Adverse Effect.
          (n) Names. In the past five (5) years, Seller has not used any corporate names, trade names or assumed names other than the name in which it has executed this Agreement and as set forth in Exhibit II hereto.
          (o) Not a Holding Company or an Investment Company. Seller is not a “holding company” or a “subsidiary holding company” of a “holding company” within the meaning of the Public Utility Holding Company Act of 1935, as amended, or any successor statute. Seller is not an “investment company” within the meaning of the Investment Company Act of 1940, as amended, or any successor statute.
          (p) Compliance with Law. Seller has complied in all respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. No Receivable or any Contract related thereto contravenes any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy), and no part of any such Contract is in violation of any such law, rule or regulation, except where such contravention or violation could not reasonably be expected to have a Material Adverse Effect.
          (q) Compliance with Credit and Collection Policy. Seller has complied in all respects with the Credit and Collection Policy with regard to each Receivable and the related Contract, and has not made any material change to such Credit and Collection Policy, except such material change as to which Buyer has been notified in accordance with Section 4.l(a)(vii).
          (r) Payments to Seller. With respect to each Receivable transferred by Seller to Buyer hereunder, the Purchase Price received by Seller constitutes reasonably equivalent value in consideration therefor and such transfer was not made for or on account of an antecedent debt. No transfer by Seller of any Receivable hereunder is or may be voidable under any section of the Bankruptcy Reform Act of 1978 (11 U.S.C. §§ 101 et seq.), as amended.
          (s) Enforceability of Contracts. Each Contract with respect to each Receivable is effective to create, and has created, a legal, valid and binding obligation of the related Obligor to pay the Outstanding Balance of the Receivable created thereunder and any accrued Finance Charges thereon, enforceable against the Obligor in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).
          (t) Eligible Receivables. Each Receivable included at any time in the Net Receivables Balance as an Eligible Receivable was, on the later to occur of the date of the Purchase and the date such Receivable was originated, an Eligible Receivable on such date.
          (u) Accounting. The manner in which Seller accounts for the transactions contemplated by this Agreement does not jeopardize the characterization of the transactions contemplated herein as being true sales.
ARTICLE III.
CONDITIONS OF PURCHASES
          Section 3.1 Conditions Precedent to Purchases. Each Purchase under this Agreement is subject to the conditions precedent that (i) Buyer shall have Net Worth greater than or equal to the Required Capital Amount, and (ii) all of the conditions to the effectiveness of the amendment to the Receivables Purchase Agreement dated the date hereof shall have been satisfied or waived in accordance with the terms thereof.
          Section 3.2 Conditions Precedent to Subsequent Payments. Buyer’s obligation to pay for Receivables originated by Seller on and after the Initial Cutoff Date shall be subject to the further conditions precedent that: (a) the Facility Termination Date shall not have occurred; (b) Buyer (or its assigns) shall have received such other approvals, opinions or documents as it may reasonably request; and (c) on the date such Receivable was originated by Seller, the following statements shall be true (and acceptance of the proceeds of any payment for such Receivable shall be deemed a representation and warranty by Seller that such statements are then true):
     (i) the representations and warranties of Seller set forth in Article II are true and correct on and as of the date such Receivable was originated by Seller as though made on and as of such date; and
     (ii) no event has occurred and is continuing that will constitute a Termination Event or a Potential Termination Event.
Notwithstanding the foregoing conditions precedent, upon payment of the Purchase Price for any Receivable (whether by payment of cash, through an increase in the amounts outstanding under the Subordinated Note, if applicable, by offset of amounts owed to Buyer), title to such Receivable and the Related Security and Collections with respect thereto shall vest in Buyer, whether or not the conditions precedent to Buyer’s obligation to pay for such Receivable were in fact satisfied. The failure of Seller to satisfy any of the foregoing conditions precedent, however, shall give rise to a right of Buyer to rescind the related purchase and direct Seller to pay to Buyer an amount equal to the Purchase Price payment that shall have been made with respect to any Receivables that are related thereto.
ARTICLE IV.
COVENANTS
          Section 4.1 Affirmative Covenants of Seller. Until the date on which this Agreement terminates in accordance with its terms, Seller hereby covenants as set forth below:
          (a) Financial Reporting. Seller will maintain, for itself and each of its Subsidiaries, a system of accounting established and administered in accordance with generally accepted accounting principles, and furnish to Buyer (or its assigns):
          (i) Annual Reporting. As soon as available, but in any event within 90 days after the end of each fiscal year of Performance Guarantor, a copy of the audited consolidated balance sheet of Performance Guarantor and its consolidated Subsidiaries as at the end of such year and the related audited consolidated statements of income and of cash flows (or such other similar or additional statement then requested by the SEC for annual reports filed pursuant to the Exchange Act) for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a “going concern” or like qualification or exception, or qualification arising out of the scope of the audit, or other material qualification of exception, by Arthur Andersen LLP or other independent public accountants of nationally recognized standing.
          (ii) Quarterly Reporting. As soon as available, but in any event not later than 45 days after the end of each of the first three quarterly periods of each fiscal year of Performance Guarantor, the unaudited consolidated balance sheet of Performance Guarantor and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and of cash flows (or such other or similar or additional statement then required by the SEC for quarterly reports filed pursuant to the Exchange Act) for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by Performance Guarantor’s chief executive officer, president or chief financial officer.
          (iii) Compliance Certificate. Together with the documents required to be delivered pursuant to clauses (i) and (ii) above, compliance certificates in substantially the form of Exhibit IV signed by an Authorized Officer of Seller.
          (iv) Shareholders Statements and Reports. Promptly upon the furnishing thereof to the shareholders of Tenneco Operating, Seller or of Performance Guarantor, copies of all financial statements, reports and proxy statements so furnished.
          (v) SEC Filings. Within 60 days after the end of each of the first three (3) fiscal quarters of Performance Guarantor, a narrative discussion and analysis of the financial condition and results of operations of Performance Guarantor and its Subsidiaries for such fiscal quarter and for the period from the beginning of the then current fiscal year to the end of such fiscal quarter, as compared to the comparable periods of the previous year (or such other or similar additional statement then required by the SEC for quarterly reports filed pursuant to the

Exchange Act); and within five days after the same are filed, copies of all financial statements and reports that Performance Guarantor may make to, or file with, the SEC.
          (vi) Change in Credit and Collection Policy. At least thirty (30) days prior to the effectiveness of any material change in or material amendment to the Credit and Collection Policy, a copy of the Credit and Collection Policy then in effect and a notice (A) indicating such proposed change or amendment and (B) if such proposed change or amendment would be reasonably likely to adversely affect the collectibility of the Receivables, requesting Buyer’s (and the Agent’s, as Buyer’s assignee) consent thereto.
          (vii) Other Information. Promptly, from time to time, such other information, documents, records or reports relating to the Receivables or the condition or operations, financial or otherwise, of Seller as Buyer (or its assigns) may from time to time reasonably request in order to protect the interests of Buyer (and its assigns) under or as contemplated by this Agreement.
          (b) Notices. Seller will notify the Buyer (or its assigns) in writing of any of the following promptly upon learning of the occurrence thereof, describing the same and, if applicable, the steps being taken with respect thereto:
          (i) Termination Events or Potential Termination Events. The occurrence of each Termination Event and each Potential Termination Event, by a statement of an Authorized Officer of Seller.
          (ii) Judgment and Proceedings. The entry of any judgment or decree against Tenneco Operating, Seller or any of their respective Subsidiaries if the aggregate amount of all judgments and decrees then outstanding against Seller and its Subsidiaries exceeds $75,000,000, or the institution of any litigation, arbitration proceeding or governmental proceeding against Seller which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.
          (iii) Material Adverse Effect. The occurrence of any event or condition that has had, or could reasonably be expected to have, a Material Adverse Effect.
          (iv) Defaults Under Other Agreements. The occurrence of a default or an event of default under any other financing arrangement pursuant to which Seller is a debtor or an obligor.
          (v) Downgrade of Performance Guarantor. Any downgrade in the rating of any Indebtedness of Performance Guarantor by Standard and Poor’s Ratings Services or by Moody’s Investors Service, Inc., setting forth the Indebtedness affected and the nature of such change.
          (c) Compliance with Laws and Preservation of Corporate Existence. Seller will comply in all respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. Seller will preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where its business is conducted, except where the failure to so preserve and maintain or qualify could not reasonably be expected to have a Material Adverse Effect.
          (d) Audits. Seller will furnish to Buyer (or its assigns) from time to time such information with respect to it and the Receivables as Buyer (or its assigns) may reasonably request. Seller will, from time to time during regular business hours as requested by Buyer (or its assigns), upon reasonable notice and at the sole cost of Seller, permit Buyer (or its assigns) or their respective agents or representatives: (i) to examine and make copies of and abstracts from all Records in the possession or under the control of Seller relating to the Receivables and the Related Security, including, without limitation, the related Contracts, and (ii) to visit the offices and properties of Seller for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to Seller’s financial condition or the Receivables and the Related Security or Seller’s performance under any of the Transaction Documents or Seller’s performance under the Contracts and, in each case, with any of the officers or employees of Seller having knowledge of such matters (the procedures described in the foregoing clauses (i) and (ii) are referred to herein as an “Audit”); provided, however, that Audits shall be limited to not more than two per calendar year so long as (i) no Termination Event has occurred and is continuing and (ii) the immediately preceding Audit was satisfactory to Buyer (or its assigns) in all material respects.
          (e) Keeping and Marking of Records and Books.
     (i) Seller will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the immediate identification of each new Receivable and all Collections of and adjustments to each existing Receivable). Seller will give Buyer (or its assigns) notice of any material change in the administrative and operating procedures referred to in the previous sentence.
     (ii) Seller will: (A) on or prior to the Purchase Date, mark its master data processing records and other books and records relating to the Receivables with a legend, acceptable to Buyer (or its assigns), describing Buyer’s ownership interests in the Receivables and further describing the interest of the Agent (on behalf of the Purchasers) under the Receivables Purchase Agreement and (B) upon the request of Buyer (or its assigns) following the occurrence of a Termination Event, (x) mark each Contract with a legend describing Buyer’s ownership interest in the Receivables and further describing the interests of the Agent (on behalf of the Purchasers) and (y) deliver to Buyer (or its assigns) all Contracts (including, without limitation, all multiple originals of any such Contract) relating to the Receivables and all instruments, securities and chattel paper now or hereafter evidencing any of the Receivables), duly endorsed to Buyer.
          (f) Compliance with Contracts and Credit and Collection Policy. Seller will timely and fully (i) perform and comply with all provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables, and (ii) comply in all respects with the Credit and Collection Policy in regard to each Receivable and the related Contract.
          (g) Ownership. Seller will take all necessary action to establish and maintain, irrevocably in Buyer: (i) legal and equitable title to the Receivables and the associated Collections and (ii) all of Seller’s right, title and interest in the Related Security associated with such Receivables, in each case, free and clear of any Adverse Claims other than Adverse Claims in favor of Buyer (and its assigns) (including, without limitation, the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect Buyer’s interest in such Receivables, Related Security and Collections and such other action to perfect, protect or more fully evidence the interest of Buyer as Buyer (or its assigns) may reasonably request.
          (h) Purchasers’ Reliance. Seller acknowledges that the Agent and the Purchasers are entering into the transactions contemplated by the Receivables Purchase Agreement in reliance upon Buyer’s identity as a legal entity that is separate from each of the Tenneco Automotive Entities. Therefore, from and after the date of execution and delivery of this Agreement, Seller will take all reasonable steps including, without limitation, all steps that Buyer or any assignee of Buyer may from time to time reasonably request to maintain Buyer’s identity as a separate legal entity and to make it manifest to third parties that Buyer is an entity with assets and liabilities distinct from those of the Tenneco Automotive Entities and not just a division of any of the Tenneco Automotive Entities. Without limiting the generality of the foregoing and in addition to the other covenants set forth herein, Seller (i) will not hold itself out to third parties as liable for the debts of Buyer nor purport to own the Receivables and other assets acquired by Buyer, (ii) will take all other actions necessary on its part to ensure that Buyer is at all times in compliance with the covenants set forth in Section 7.1(i) of the Receivables Purchase Agreement and (iii) will cause all tax liabilities arising in connection with the transactions contemplated herein or otherwise to be allocated between Seller and Buyer on an arm’s-length basis and in a manner consistent with the procedures set forth in U.S. Treasury Regulations §§1.l502-33(d) and 1.1552-1.
          (i) Collections. Seller will cause (1) all proceeds from all Lock-Boxes to be directly deposited by a Collection Bank into a Collection Account and (2) each Lock-Box and Collection Account to be subject at all times to a Collection Account Agreement that is in full force and effect. In the event any payments relating to Receivables are remitted directly to Seller or any Affiliate of Seller, Seller will remit (or will cause all such payments to be remitted) directly to a Collection Bank and deposited into a Collection Account within two (2) Business Days following receipt thereof, and, at all times prior to such remittance, Seller will itself hold or, if applicable, will cause such payments to be held in trust for the exclusive benefit of the Buyer and its assigns. Seller will transfer exclusive ownership, dominion and control of each Lock-Box and Collection Account to Buyer and, will not grant the right to take dominion and control of any Lock- Box or Collection Account at a future time or upon the occurrence of a future event to any Person, except to Buyer (or its assigns) as contemplated by this Agreement and the Receivables Purchase Agreement. All Collections from time to time deposited to any Collection Account, shall be held in trust, for the exclusive benefit of Buyer (and its assigns).

          (j) Taxes. To the extent not handled by Performance Guarantor: (i) Seller will file all tax returns and reports required by law to be filed by it and promptly pay all taxes and governmental charges at any time owing, except any such taxes which are not yet delinquent or are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with generally accepted accounting principles shall have been set aside on its books, and (ii) Seller will pay when due any taxes payable in connection with the Receivables, exclusive of taxes on or measured by income or gross receipts of Buyer and its assigns.
          Section 4.2 Negative Covenants of Seller. Until the date on which this Agreement terminates in accordance with its terms, Seller hereby covenants that:
          (a) Name Change, Offices and Records. Seller will not change its name, identity or corporate structure (within the meaning of Section 9-402(7) or any successor section thereto of any applicable enactment of the UCC), relocate its chief executive office at any time while the location of its chief executive office is relevant to perfection of Buyer’s interest in the Receivables or the associated Related Security and Collections, or change any office where Records are kept unless it shall have: (i) given Buyer (or its assigns) at least forty-five (45) days’ prior written notice thereof and (ii) delivered to Buyer (or its assigns) all financing statements, instruments and other documents requested by Buyer (or its assigns) in connection with such change or relocation.
          (b) Change in Payment Instructions to Obligors. Seller will not add or terminate any bank as a Collection Bank, or make any change in the instructions to Obligors regarding payments to be made to any Lock-Box or Collection Account, unless Buyer (or its assigns) shall have received, at least ten (10) days before the proposed effective date therefor: (i) written notice of such addition, termination or change and (ii) with respect to the addition of a Collection Bank or a Collection Account or Lock-Box, an executed Collection Account Agreement with respect to the new Collection Account or Lock-Box; provided, however, that Seller may make changes in instructions to Obligors regarding payments if such new instructions require such Obligor to make payments to another existing Collection Account.
          (c) Modifications to Contracts and Credit and Collection Policy. Seller will not make any change to the Credit and Collection Policy that could adversely affect the collectibility of the Receivables or decrease the credit quality of any newly created Receivables. Except as otherwise permitted in its capacity as a Permitted Sub-Servicer pursuant to Article VIII of the Receivables Purchase Agreement, Seller will not extend, amend or otherwise modify the terms of any Receivable or any Contract related thereto other than in accordance with the Credit and Collection Policy.

          (d) Sales, Liens. Seller will not sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, or create or suffer to exist any Adverse Claim upon (including, without limitation, the filing of any financing statement) or with respect to, any Receivable or any Related Security or Collections, or upon or with respect to any Contract under which any Receivable arises, or any Lock-Box or Collection Account, or assign any right to receive income with respect thereto (other than, in each case, the creation of the interests therein in favor of Buyer provided for herein), and Seller will defend the right, title and interest of Buyer in, to and under any of the foregoing property, against all claims of third parties claiming through or under Seller. Seller shall not create or suffer to exist any mortgage, pledge, security interest, encumbrance, lien, charge or other similar arrangement on any of its inventory or the proceeds thereof.
          (e) Accounting for Purchase. Seller will not, and will not permit any Affiliate to, account for or treat (whether in financial statements or otherwise) the transactions contemplated hereby in any manner other than the sale of the Receivables and the Related Security by Seller to Buyer or except to the extent that such transactions are not recognized on account of consolidated financial reporting in accordance with generally accepted accounting principles.
ARTICLE V.
TERMINATION EVENTS
          Section 5.1 Termination Events. The occurrence of any one or more of the following events shall constitute a Termination Event:
          (a) Seller shall fail (i) to (A) turn over any Collections or Deemed Collection required to be turned over by it hereunder when due or (B) make any payment required to be made by it hereunder when due, and (solely in the case of this clause (B) such failure continues for five (5) consecutive Business Days after Seller has actual knowledge of such failure or through the exercise of reasonable business diligence, should have known of such failure, or (ii) to perform or observe any term, covenant or agreement hereunder (other than as referred to in clause (i) of this paragraph (a)) and such failure shall continue for thirty (30) consecutive days after Seller has actual knowledge of such failure or through the exercise of reasonable business diligence, should have known of such failure.
          (b) Any representation, warranty, certification or statement made by Seller in this Agreement, any other Transaction Document or in any other document delivered pursuant hereto or thereto shall prove to have been incorrect in any respect on or as of the date made or deemed made;
          (c) Tenneco Operating, Seller or any of their respective Subsidiaries shall (i) default in making any payment of principal of any Indebtedness (including any Contingent Obligation) on the scheduled or original due date with respect thereto; or (ii) default in making any payment of any interest on any such Indebtedness beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created; or (iii) default in the observance or performance of any other agreement or condition related to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or beneficiary of such Indebtedness (or a trustee or agent on behalf of such holder or beneficiary) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or (in the case of any such Indebtedness constituting a Contingent Obligation) to become payable: provided that a default, event or condition described in clause (i), (ii) or (iii) of this paragraph (c) shall not at any time constitute a Termination Event unless, at such time, one or more defaults, events or conditions of the type described in clauses (i), (ii) or (iii) of this paragraph (c) shall have occurred and be continuing with respect to Indebtedness the aggregate outstanding principal amount of which exceeds in the aggregate $50,000,000 for Tenneco Operating, Seller and their respective Subsidiaries.
          (d) (i) Tenneco Operating, Seller or any of their respective Subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee or other similar official for it or any substantial part of its assets, or Tenneco Operating, Seller or any of their respective Subsidiaries shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against Tenneco Operating, Seller or any of their respective Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above that (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against Tenneco Operating, Seller or any of their respective Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) Tenneco Operating, Seller or any of their respective Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii) or (iii) above; or (v) Tenneco Operating, Seller or any of their respective Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due;
          (e) A Change of Control shall occur.
          (f) One or more judgments or decrees shall be entered against Tenneco Operating, Seller or any of their respective Subsidiaries involving in the aggregate for Tenneco Operating, Seller and their respective Subsidiaries a liability (not paid or fully covered by insurance as to which the relevant insurance company has acknowledged coverage) of $75,000,000 or more, and all such judgements or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof.

          Section 5.2 Remedies. Upon the occurrence of a Termination Event, Buyer may (i) exercise all rights and remedies provided to a secured creditor after default under the UCC and other applicable law, which rights and remedies shall be cumulative, and (ii) to the fullest extent permitted by applicable law, declare that the Default Fee shall accrue with respect to any amounts then due and owing by Seller to Buyer. The aforementioned rights and remedies shall be without limitation and shall be in addition to all other rights and remedies of Buyer and its assigns otherwise available under any other provision of this Agreement, by operation of law, at equity or otherwise, all of which are hereby expressly preserved.
ARTICLE VI.
INDEMNIFICATION
          Section 6.1 Indemnities by Seller. Without limiting any other rights that Buyer may have hereunder or under applicable law, Seller hereby agrees to indemnify (and pay upon demand to) Buyer and its assigns, officers, directors, agents and employees (each, an “Indemnified Party”) from and against any and all damages, losses, claims, taxes, liabilities, costs, expenses and for all other amounts payable, including reasonable attorneys’ fees (which attorneys may be employees of Buyer or any such assign) and disbursements (all of the foregoing being collectively referred to as “Indemnified Amounts”) awarded against or incurred by any of them arising out of or as a result of this Agreement or the acquisition, either directly or indirectly, by Buyer of an interest in the Receivables, excluding, however:
          (a) Indemnified Amounts to the extent a final judgment of a court of competent jurisdiction holds that such Indemnified Amounts resulted from gross negligence or willful misconduct on the part of the Indemnified Party seeking indemnification;
          (b) Indemnified Amounts to the extent the same includes losses in respect of such Receivables that are uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related Obligor; or
          (c) taxes imposed by the jurisdiction in which such Indemnified Party’s principal executive office is located, on or measured by the overall net income of such Indemnified Party to the extent that the computation of such taxes is consistent with the Intended Characterization;
provided, however, that nothing contained in this sentence shall limit the liability of Seller or limit the recourse of Buyer to Seller for amounts otherwise specifically provided to be paid by Seller under the terms of this Agreement. Without limiting the generality of the foregoing indemnification, Seller shall indemnify Buyer for Indemnified Amounts relating to or resulting from:
     (i) any representation or warranty made by Seller (or any officers of Seller) under or in connection with this Agreement, any other Transaction Document or any other information or report delivered by Seller pursuant hereto or thereto for which Buyer has not received a Deemed Collection that shall have been false or incorrect when made or deemed made;

     (ii) the failure by Seller, to comply with any applicable law, rule or regulation with respect to any Receivable or Contract related thereto, or the nonconformity of any such Receivable or Contract included therein with any such applicable law, rule or regulation or any failure of Seller to keep or perform any of its obligations, express or implied, with respect to any Contract;
     (iii) any failure of Seller to perform its duties, covenants or other obligations in accordance with the provisions of this Agreement or any other Transaction Document;
     (iv) any products liability, personal injury or damage, suit or other similar claim arising out of or in connection with merchandise, insurance or services that are the subject of any Contract or any Receivable;
     (v) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable (including, without limitation, a (A) defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms and/or (B) a claim that the sale or other assignment of all or any part of Seller’s (or any of its assignees’) rights under the related Contract violates any anti-assignment clause contained therein), or any other claim resulting from the sale of the merchandise or service related to such Receivable or the furnishing or failure to furnish such merchandise or services;
     (vi) the commingling of Collections of Receivables any time with other funds;
     (vii) any investigation, litigation or proceeding related to or arising from this Agreement or any other Transaction Document, the transactions contemplated hereby, the use of the proceeds of the Purchase from Seller, the ownership of the Receivables or any other investigation, litigation or proceeding relating to Seller in which any Indemnified Party becomes involved as a result of any of the transactions contemplated hereby;
     (viii) any inability to litigate any claim against any Obligor in respect of any Receivable as a result of such Obligor being immune from civil and commercial law and suit on the grounds of sovereignty or otherwise from any legal action, suit or proceeding;
     (ix) any Termination Event described in Section 5.1(d);
     (x) any failure to vest and maintain vested in Buyer, or to transfer to Buyer, legal and equitable title to, and ownership of, the Receivables, the Related Security and the Collections, free and clear of any Adverse Claim (other than any Adverse Claim permitted hereunder);
     (xi) the failure to have filed, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivable, the Related Security and Collections with respect thereto, and the proceeds of any thereof, whether at the time of the Purchase or at any subsequent time;

     (xii) any action or omission by Seller which reduces or impairs the rights of Buyer with respect to any Receivable or the value of any such Receivable;
     (xiii) any attempt by any Person to void the Purchase from Seller hereunder under statutory provisions or common law or equitable action; and
     (xiv) any inability of Buyer to review any Contract or to exercise its rights under any Contract or this Agreement as a result of a confidentiality provision in any such Contract.
          Section 6.2 Other Costs and Expenses. Seller shall: (a) pay to Buyer on demand all costs and out-of-pocket expenses in connection with the preparation, execution, delivery and administration of this Agreement, the transactions contemplated hereby and the other documents to be delivered hereunder, and (b) pay to Buyer on demand any and all costs and expenses of Buyer, if any. including reasonable counsel fees and expenses in connection with the enforcement of this Agreement and the other documents delivered hereunder and in connection with any restructuring or workout of this Agreement or such documents, or the administration of this Agreement following a Termination Event.
ARTICLE VII.
MISCELLANEOUS
          Section 7.1 Waivers and Amendments.. No failure or delay on the part of Buyer (or its assigns) in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law. Any waiver of this Agreement shall be effective only in the specific instance and for the specific purpose for which given.
          No provision of this Agreement may be amended, supplemented, modified or waived except in writing signed by Seller and Buyer and, to the extent required under the Receivables Purchase Agreement, the Agent and the Financial Institutions or the Required Financial Institutions.
          Section 7.2 Notices. All communications and notices provided for hereunder shall be in writing (including bank wire, telecopy or electronic facsimile transmission or similar writing) and shall be given to the other parties hereto at their respective addresses or telecopy numbers set forth below their respective signatures hereto or at such other address or telecopy number as such Person may hereafter specify for the purpose of notice to each of the other parties hereto. Each such notice or other communication shall be effective if given by telecopy, upon the receipt thereof, if given by mail, three (3) Business Days after the time such communication is deposited in the mail with first class postage prepaid or if given by any other means, when received at the address specified in this Section 7.2.
          Section 7.3 Protection of Ownership Interests of Buyer.

          (a) Seller agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents, and take all actions, that may be reasonably necessary or desirable, or that Buyer (or its assigns) may reasonably request, to perfect, protect or more fully evidence the interest of Buyer hereunder and the interests of the Agent, for the benefit of the Purchasers under the Receivables Purchase Agreement, or to enable Buyer (or its assigns) to exercise and enforce their rights and remedies hereunder. Subject to Section 14.4(a) of the Receivables Purchase Agreement, at any time, Buyer (or its assigns) may, at Seller’s sole cost and expense, direct Seller to notify the Obligors of Receivables of the ownership interests of Buyer under this Agreement and may also direct that payments of all amounts due or that become due under any or all Receivables be made directly to Buyer or its designee.
     (i) If Seller fails to perform any of its obligations hereunder, Buyer (or its assigns) may (but shall not be required to) perform, or cause performance of, such obligations, and Buyer’s (or such assigns’) costs and expenses incurred in connection therewith shall be payable by Seller as provided in Section 6.2. Seller irrevocably authorizes Buyer (and its assigns) at any time and from time to time in the sole discretion of Buyer (or its assigns), and appoints Buyer (and its assigns) as its attorney(ies)-in-fact, to act on behalf of Seller (i) to execute on behalf of Seller as debtor and to file financing statements necessary or desirable in Buyer’s (or its assigns’) sole discretion to perfect and to maintain the perfection and priority of the interest of Buyer in the Receivables and Related Security and (ii) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Receivables as a financing statement in such offices as Buyer (or its assigns) in their sole discretion deem necessary or desirable to perfect and to maintain the perfection and priority of Buyer’s interests in the Receivables. This appointment is coupled with an interest and is irrevocable. From and after July 1, 2001: (A) Seller hereby authorizes Buyer (and the Agent, as Buyer’s assignee) to file financing statements and other filing or recording documents with respect to the Receivables and Related Security (including any amendments thereto, or continuation or termination statements thereof), without the signature or other authorization of Seller, in such form and in such offices as the Buyer or any of its assigns reasonably determines appropriate to perfect or maintain the perfection of the security interest of Buyer and its assigns hereunder, (B) Seller acknowledges and agrees that it is not authorized to, and will not, file financing statements or other filing or recording documents with respect to the Receivables or Related Security (including any amendments thereto, or continuation or termination statements thereof), without the express prior written approval by the Agent (as Buyer’s assignee), consenting to the form and substance of such filing or recording document, and (C) Seller approves, authorizes and ratifies any filings or recordings made by or on behalf of the Agent (as Buyer’s assignee) in connection with the perfection of the security interest in favor of Buyer or the Agent (as Buyer’s assignee).

          Section 7.4 Confidentiality.
          (a) Seller shall maintain and shall cause each of its employees and officers to maintain the confidentiality of the Receivables Purchase Agreement and the other confidential or proprietary information with respect to the Agent and Conduit and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that Seller and its officers and employees may disclose such information to Seller’s and Performance Guarantor’s external accountants and attorneys and as required by any applicable law or order of any judicial or administrative proceeding.
          (b) Anything herein to the contrary notwithstanding, Seller hereby consents to the disclosure of any nonpublic information with respect to it (i) to Buyer, the Agent and the Purchasers, (ii) by Buyer, the Agent or the Purchasers to any prospective or actual assignee or participant of any of them; provided that such assignee or participant agrees to be bound by the terms of this Section 7.4 and (iii) by the Agent or Conduit, to any rating agency, Commercial Paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to Conduit or any entity organized for the purpose of purchasing, or making loans secured by, financial assets for which Bank One acts as the administrative agent and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing, provided that each such Person is informed of the confidential nature of such information. In addition, the Purchasers and the Agent may disclose any such nonpublic information pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law).
          Section 7.5 Bankruptcy Petitions.
          (a) Seller and Buyer each hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of Conduit, it will not institute against, or join any other Person in instituting against, Conduit any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.
          (b) Seller hereby further covenants and agrees that, prior to the date that is one year and one day after the payment in full of all Aggregate Unpaids, it will not institute against, or join any other Person in instituting against, Buyer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.
          Section 7.6 Limitation of Liability. Except with respect to any claim arising out of the willful misconduct or gross negligence of Conduit, the Agent or any Financial Institution, no claim may be made by Seller or any other Person against the Agent or any of the Purchasers or their respective Affiliates, directors, officers, employees, attorneys or agents for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and Seller hereby waives, releases, and agrees not to sue upon any claim for any such special, indirect consequential or punitive damages, whether or not accrued and whether or not known or suspected to exist in its favor.
          Section 7.7 CHOICE OF LAW . THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.
          Section 7.8 CONSENT TO JURISDICTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO, ILLINOIS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SELLER OR BUYER PURSUANT TO THIS AGREEMENT AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF BUYER (OR ITS ASSIGNS) TO BRING PROCEEDINGS AGAINST SELLER IN THE COURTS OF ANY OTHER JURISDICTION. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY JUDICIAL PROCEEDING BY SELLER AGAINST BUYER (OR ITS ASSIGNS) OR ANY AFFILIATE THEREOF INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SELLER PURSUANT TO THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.
          Section 7.9 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT, ANY DOCUMENT EXECUTED BY SELLER PURSUANT TO THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.
          Section 7.10 Integration; Binding Effect; Survival of Terms.
          (a) This Agreement and each other Transaction Document contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement between the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.
          (b) This Agreement shall be binding upon and inure to the benefit of Seller, Buyer and their respective successors and permitted assigns (including any trustee in bankruptcy). None of Seller may assign any of its rights and obligations hereunder or any interest herein without the prior written consent of Buyer. Buyer may assign at any time its rights and obligations hereunder and interests herein to any other Person without the consent of

Seller. Without limiting the foregoing, Seller acknowledges that Buyer, pursuant to the Receivables Purchase Agreement, may assign to the Agent, for the benefit of the Purchasers, its rights, remedies, powers and privileges hereunder and that the Agent may further assign such rights, remedies, powers and privileges to the extent permitted in the Receivables Purchase Agreement. Seller agrees that the Agent, as the assignee of Buyer, shall, subject to the terms of the Receivables Purchase Agreement, have the right to enforce this Agreement and to exercise directly all of Buyer’s rights and remedies under this Agreement (including, without limitation, the right to give or withhold any consents or approvals of Buyer to be given or withheld hereunder) and Seller agrees to cooperate fully with the Agent in the exercise of such rights and remedies. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms and shall remain in full force and effect until terminated in accordance with its terms; provided, however, that the rights and remedies with respect to (i) any breach of any representation and warranty made by Seller pursuant to Article II (ii) the indemnification and payment provisions of Article VI; and (iii) Section 7.5 shall be continuing and shall survive any termination of this Agreement.
          Section 7.11 Counterparts; Severability; Section References. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Unless otherwise expressly indicated, all references herein to “Article,” “Section,” “Schedule” or “Exhibit” shall mean articles and sections of, and schedules and exhibits to, this Agreement.
<signature pages follow>

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

THE PULLMAN COMPANY
By:	/s/ Paul D. Novas
	Name:	Paul D. Novas
	Title:	Vice President and Treasurer

Address for notices:	500 North Field Drive
Lake Forest, IL 60045
Attn: Randy Homes
Phone: (847) 482-5604
Fax: (847) 482-5125

TENNECO AUTOMOTIVE RSA COMPANY
By:	/s/ Paul D. Novas
	Name:	Paul D. Novas
	Title:	President

Address for notices:	500 North Field Drive
Lake Forest, IL 60045
Attn: Paul D. Novas
Phone: (847) 482-5143
Fax: (847) 482-5125

Exhibit I
Definitions
          This is Exhibit I to the Agreement (as hereinafter defined). As used in the Agreement and the Exhibits, Schedules and Annexes thereto, capitalized terms have the meanings set forth in this Exhibit I (such meanings to be equally applicable to the singular and plural forms thereof). If a capitalized term is used in the Agreement, or any Exhibit, Schedule or Annex thereto, and not otherwise defined therein or in this Exhibit I, such term shall have the meaning assigned thereto in Exhibit I to the Receivables Purchase Agreement.
          “Agent” has the meaning set forth in the Preliminary Statements to the Agreement.
          “Agreement” means the Receivables Sale Agreement, dated as of December 27, 2000, between Seller and Buyer, as the same may be amended, restated or otherwise modified.
          “Buyer” has the meaning set forth in the preamble to the Agreement.
          “Change of control” means that the Performance Guarantor shall cease to own or control, directly or indirectly, at least 100% of the outstanding shares of voting stock of Seller.
          “Conduit” has the meaning set forth in the Preliminary Statements to the Agreement.
          “Credit and Collection Policy” means Seller’ collective credit and collection policies and practices relating to Contracts and Receivables existing on the Purchase Date hereof and summarized in Exhibit V, as modified from time to time in accordance with the Agreement.
          “Deemed Collections” has the meaning set forth in Section 1 .4 of the Agreement
          “Default Fee” means a per annum rate of interest equal to the sum of(i) the Prime Rate, plus (ii) 2% per annum.
          “Discount Factor” means a percentage calculated to provide Buyer with a reasonable return on its investment in the Receivables after taking account of (i) the time value of money based upon the anticipated dates of collection of the Receivables and the cost to Buyer of financing its investment in such Receivables during such period and (ii) the risk of nonpayment by the Obligors. Seller and Buyer may agree from time to time to change the Discount Factor based on changes in one or more of the items affecting the calculation thereof, provided that any change to the Discount Factor shall take effect as of the commencement of a week, shall apply only prospectively and shall not affect any Purchase Price payment made prior to the week during which Seller and Buyer agree to make such change.
          “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the regulations promulgated pursuant thereto.

          “Initial Cutoff Date” means November 30, 2000.
          “Intended Characterization” means, for income tax purposes, the characterization of the transactions under the Receivables Purchase Agreement as a loan or loans secured by the Receivables, the Related Security and the Collections associated with the foregoing.
          “Material Adverse Effect” means a material adverse effect on (i) the financial condition or operations of the Performance Guarantor and its Subsidiaries, taken as a whole, (ii) the ability of Seller to perform its obligations under the Agreement or any other Transaction Document to which it is a party, (iii) the legality, validity or enforceability of the Agreement or any other Transaction Document, (iv) Seller’s, Buyer’s or the Agent’s interest in the Receivables generally or in any significant portion of the Receivables, or Collections with respect thereto, or (v) the collectibility of the Receivables generally or of any material portion of the Receivables.
          “Net Worth” means as of the last Business Day of each calendar month preceding any date of determination, the excess, if any, of(a) the aggregate Outstanding Balance of the Receivables at such time, over (b) the sum of(i) the Aggregate Capital outstanding at such time, plus (ii) the aggregate outstanding principal balance of the Subordinated Loans (including any Subordinated Loan proposed to be made on the date of determination).
          “Original Balance” means, with respect to any Receivable, the Outstanding Balance of such Receivable on the date it was created.
          “Performance Guarantor” means Tenneco Automotive Inc., a Delaware corporation, and its successors
          “Potential Terminatio Event” means an event which, with the passage of time or the giving of notice, or both, would constitute a Terminection Event.
          “Purchase” means the purchase pursuant to Section 1.2(a) of the Agreement by Buyer from Seller of the Receivables and the Related Security and Collections related thereto, together with all related rights in connection therewith.
          “Purchase Date” means December 27, 2000.
          “Purchase Price” means the aggregate price to be paid by Buyer to Seller in accordance with Section 1.3 of the Agreement, for the Receivables and the associated Collections and which price shall equal on any date (i) the product of (x) the Outstanding Balance of such Receivables on the date created by Seller, multiplied by (y) one minus the Discount Factor then in effect, plus (ii) all accrued and unpaid Finance Charges on such Receivables.
          “Purchase Termination Date” means the earliest to occur of (i) the Facility Termination Date, (ii) the Business Day immediately prior to the occurrence of a Termination Event with respect to Seller set forth in Section 5.1(d), (iii) the Business Day specified in a written notice from Buyer to Seller following the occurrence of any other Termination Event, and (iv) the date which is 30 Business Days after Buyer’s receipt of written notice from Seller that it wishes to terminate the facility evidenced by this Agreement.
          “Receivable” means all indebtedness and other obligations owed to Seller (at the time it arises, and before giving effect to any transfer or conveyance hereunder) or in which Seller has a security interest or other interest, including, without limitation, any indebtedness, obligation or interest constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of goods or the rendering of services by Seller, and further includes, without limitation, the obligation to pay any Finance Charges with respect thereto. Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; provided further, that any indebtedness, rights or obligations referred to in the immediately preceding sentence shall be a Receivable regardless of whether the account debtor or Seller treats such indebtedness, rights or obligations as a separate payment obligation.
          “Receivables Purchase Agreement” has the meaning set forth in the Preliminary Statements to the Agreement.
          “Related Security” means, with respect to any Receivable:
     (i) all security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements and security agreements describing any collateral securing such Receivable, but excluding any UCC Article 2 security interest in the goods, the sale of which gave rise to such receivable,
     (ii) all guaranties, letters of credit, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise,
     (iii) all service contracts and other contracts and agreements associated with such Receivable,
     (iv) all of Seller’s right, title and interest in the Records related to such Receivable,
     (v) all of Seller’s right, title and interest in and to each Lock Box and each Collection Account, and
     (vi) all proceeds of any of the foregoing.
          “Required Capital Amount” means, as of any date of determination, an amount equal to: (a) if such date of determination is before December 15, 2000, $20,000,000 and (b) if such date of determination is on or after December 15, 2000, $30, 000,000.

          “SEC” means the Securities and Exchange Commission, any successor thereto and any analogous governmental authority.
          “Seller” has the meaning set forth in the preamble to the Agreement.
          “Servicer” has the meaning set forth in the recitals to the Agreement.
          “Subordinated Loan” has the meaning set forth in Section 1.3(a) of the Agreement.
          “Subordinated Note” means the promissory note in substantially the form of Exhibit VI hereto as more fully described in Section 1.3 of the Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time.
          “Tenneco Operating” has the meaning set forth in the recitals to the Agreement.
          “Termination Event” has the meaning set forth in Section 5.1 of the Agreement.
          “Weekly Settlement Date” means the 3rd Business Day of each week hereafter.
          All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles.
          All terms used in Article 9 of the UCC in the State of Illinois, and not specifically defined herein, are used herein as defined in such Article 9.

Exhibit II
Places of Business; Locations of Records;
Federal Employer Identification Number(s); Other Names
Places of Business and Locations of Records:
500 North Field Drive
Lake Forest, IL 60045
1 International Drive
Monroe, Michigan 48161
Federal Employer Identification Number:
02-0359911
Prior Legal Names (in past 5 years):
n/a
Trade and Assumed Names:
Pullman, Clevite or any variation of the foregoing

Exhibit III
Lock-Boxes; Collection Accounts; Collection Banks
[Intentionally Omitted]

Exhibit IV
[Form of] Compliance Certificate
          This Compliance Certificate is furnished pursuant to that certain Receivables Sale Agreement (the “Receivables Sale Agreement”) dated as of December 27, 2000, between THE PULLMAN COMPANY, a Delaware corporation (“Pullman”), and TENNECO AUTOMOTIVE RSA COMPANY, a Delaware corporation, as Buyer. Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Agreement.
          THE UNDERSIGNED HEREBY CERTIFIES THAT:
          1. I am the duly elected                                          of Pullman
          2. I have reviewed the terms of the Receivables Sale Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of Performance Guarantor and its Subsidiaries during the accounting period covered by the attached financial statements.
          3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Termination Event or a Potential Termination Event, as each such term is defined under the Receivables Sale Agreement, during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth below.
          4. Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Tenneco Automotive Entities have taken, are taking, or propose to take with respect to each such condition or event:
          The foregoing certifications, together with the computations set forth in Schedule I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this                      day of                     , 20___.

[Name]

Exhibit V
Credit and Collection Policy
[Intentionally Omitted]

Exhibit VI
Form of Subordinated Note
SUBORDINATED NOTE
December 27, 2000
          1. Note. FOR VALUE RECEIVED, the undersigned, TENNECO AUTOMOTIVE RSA COMPANY, a Delaware corporation (“Buyer”), hereby unconditionally promises to pay to the order of THE PULLMAN COMPANY, a Delaware corporation (“Seller”), in lawful money of the United States of America and in immediately available funds, on or before the date following the Purchase Termination Date which is one year and one day after the date on which (i) the Outstanding Balance of all Receivables sold under the Receivables Sale Agreement referred to below has been reduced to zero and (ii) all indemnities, adjustments and other amounts which may be owed thereunder in connection with the Receivables acquired have been paid (the “Collection Date”), the aggregate unpaid principal sum outstanding of all Subordinated Loans made from time to time by Seller to Buyer pursuant to and in accordance with the terms of that certain Receivables Sale Agreement dated as of December 27, 2000, between Seller and Buyer (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Sale Agreement”). Reference to Section 1.3 of the Receivables Sale Agreement is hereby made for a statement of the terms and conditions under which the loans evidenced hereby have been and will be made. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Receivables Sale Agreement.
          2. Interest. Buyer further promises to pay interest on the outstanding unpaid principal amount hereof from the date hereof until payment in full hereof at a rate equal to the one month LIBOR rate published on the first business day of each month on or after September 1, 2000 in The Wall Street Journal (“LIBOR”), changing on the first business day of each month; provided, however, that if Buyer shall default in the payment of any principal hereof, Buyer promises to pay, on demand, interest at a rate per annum equal to the sum of LIBOR plus 2.00% per annum on any such unpaid amounts, from the date such payment is due to the date of actual payment. Interest shall be payable on the first Business Day of each month in arrears; provided, however, that Buyer may elect on the date any interest payment is due hereunder to defer such payment and upon such election the amount of interest due but unpaid on such date shall constitute principal under this Subordinated Note. The outstanding principal of any loan made under this Subordinated Note shall be due and payable on the Collection Date and may be repaid or prepaid at any time without premium or penalty
          3. Principal Payments. Seller is authorized and directed by Buyer to enter on the grid attached hereto, or, at its option, in its books and records, the date and amount of each loan made by it which is evidenced by this Subordinated Note and the amount of each payment of principal made by Buyer, and absent manifest error, such entries shall constitute prima facie evidence of the accuracy of the information so entered; provided that neither the failure of Seller to make any such entry or any error therein shall expand, limit or affect the obligations of Buyer hereunder.

          4. Subordination. Seller shall have the right to receive, and Buyer shall have the right to make, any and all payments and prepayments relating to the loans made under this Subordinated Note; provided that after giving effect to any such payment or prepayment, the aggregate Outstanding Balance of Receivables (as each such term is defined in the Receivables Purchase Agreement hereinafter referred to) at such time exceeds the sum of(a) the Aggregate Unpaids (as defined in the Receivables Purchase Agreement) outstanding at such time under the Receivables Purchase Agreement, plus (b) the aggregate outstanding principal balance of all loans made under this Subordinated Note. Seller hereby agrees that at any time during which the conditions set forth in the proviso of the immediately preceding sentence shall not be satisfied, Seller shall be subordinate in right of payment to the prior payment of any indebtedness or obligation of Buyer owing to the Agent or any Purchaser under that certain Receivables Purchase Agreement, dated as of October 31, 2000, by and among Buyer, Tenneco Automotive Operating Company, as Servicer, various “Purchasers” from time to time party thereto, and Bank One, NA (Main Office Chicago), as the “Agent” (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”). The subordination provisions contained herein are for the direct benefit of, and may be enforced by, the Agent and the Purchasers and/or any of their respective assignees (collectively, the “Senior Claimants”) under the Receivables Purchase Agreement. Until the date on which the “Aggregate Capital” outstanding under the Receivables Purchase Agreement has been repaid in full and all obligations of Buyer and/or the Servicer thereunder and under the “Fee Letter” referenced therein (all such obligations, collectively, the “Senior Claim ”) have been indefeasibly paid and satisfied in full, Seller shall not institute against Buyer any proceeding of the type described in Section 5.1(d) of the Receivables Sale Agreement unless and until the Collection Date has occurred. Should any payment, distribution or security or proceeds thereof be received by Seller in violation of this Section 4, Seller agrees that such payment shall be segregated, received and held in trust for the benefit of, and deemed to be the property of, and shall be immediately paid over and delivered to the Agent for the benefit of the Senior Claimants.
          5. Bankruptcy; Insolvency. Upon the occurrence of any proceeding of the type described in Section 5.1(d) of the Receivables Sale Agreement involving Buyer as debtor, then and in any such event the Senior Claimants shall receive payment in full of all amounts due or to become due on or in respect of the Aggregate Capital and the Senior Claim (including “CP Costs” and “Yield” as defined and as accruing under the Receivables Purchase Agreement after the commencement of any such proceeding, whether or not any or all of such CP Costs or Yield is an allowable claim in any such proceeding) before Seller is entitled to receive payment on account of this Subordinated Note, and to that end, any payment or distribution of assets of Buyer of any kind or character, whether in cash, securities or other property, in any applicable insolvency proceeding, which would otherwise be payable to or deliverable upon or with respect to any or all indebtedness under this Subordinated Note, is hereby assigned to and shall be paid or delivered by the Person making such payment or delivery (whether a trustee in bankruptcy, a receiver, custodian or liquidating trustee or otherwise) directly to the Agent for application to, or as collateral for the payment of, the Senior Claim until such Senior Claim shall have been paid in full and satisfied.
          6. Amendments. This Subordinated Note shall not be amended or modified except in accordance with Section 7.1 of the Receivables Sale Agreement. The terms of this

Subordinated Note may not be amended or otherwise modified without the prior written consent of the Agent for the benefit of the Purchasers.
          7. GOVERNING LAW. THIS SUBORDINATED NOTE HAS BEEN MADE AND DELIVERED AT CHICAGO, ILLINOIS, AND SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS AND DECISIONS OF THE STATE OF ILLINOIS. WHEREVER POSSIBLE EACH PROVISION OF THIS SUBORDINATED NOTE SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS SUBORDINATED NOTE SHALL BE PROHIBITED BY OR INVALID UNDER APPLICABLE LAW, SUCH PROVISION SHALL BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS SUBORDINATED NOTE.
          8. Waivers. All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor. Seller additionally expressly waives all notice of the acceptance by any Senior Claimant of the subordination and other provisions of this Subordinated Note and expressly waives reliance by any Senior Claimant upon the subordination and other provisions herein provided.
          9. Assignment. This Subordinated Note may not be assigned, pledged or otherwise transferred to any party other than Seller without the prior written consent of the Agent, and any such attempted transfer shall be void.

TENNECO AUTOMOTIVE RSA COMPANY
By:
Name:
Title:

Address for notices:	500 North Field Drive
Lake Forest, IL 60045
Attn: Paul D. Novas
Phone: (847) 482-5143
Fax: (847) 482-5125

Schedule to Subordinated Note
SUBORDINATED LOANS AND PAYMENTS OF PRINCIPAL

	Amount of		Unpaid
	Subordinated	Amount of	Principal	Notation
Date	Loan	Principal Paid	Balance	Made By

OMNIBUS AMENDMENT NO. 1
AMENDMENT NO. 1 TO RECEIVABLES SALE AGREEMENTS AND
AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED RECEIVABLES
PURCHASE AGREEMENT
          THIS OMNIBUS AMENDMENT NO. 1, dated as of September 21, 2005 (this “Amendment”), is by and among:
     (a) Tenneco Automotive RSA Company, a Delaware corporation (“Seller”),
     (b) The Pullman Company, a Delaware corporation (“Pullman”),
     (c) Tenneco Automotive Operating Company Inc., a Delaware corporation, as initial Servicer (“Tenneco Operating” and, together with Seller and Pullman, the “Companies”),
     (c) Jupiter Securitization Corporation, a Delaware corporation (“Jupiter” or a “Conduit”), and Liberty Street Funding Corp., a Delaware corporation (“Liberty Street” or a “Conduit”),
     (d) The Bank of Nova Scotia, a Canadian chartered bank acting through its New York Agency, individually (together with Liberty Street, the “Liberty Street Group”), and in its capacity as agent for the Liberty Street Group (a “Co-Agent”),
     (e) JPMorgan Chase, individually (the “Jupiter Committed Purchaser” and, together with Jupiter, the “Jupiter Group”), in its capacity as agent for the Jupiter Group (a “Co-Agent”), and in its capacity as administrative agent for the Jupiter Group, the Liberty Street Group and each Co-Agent (in such capacity, together with its successors and assigns, the “Administrative Agent” and, together with each of the Co-Agents, the “Agents”).
W I T N E S S E T H :
     WHEREAS, Tenneco Operating and Seller are parties to that certain Receivables Sale Agreement, dated as of October 31, 2000, between Tenneco Operating, as seller, and Seller, as purchaser, and Pullman and Seller are parties to that certain Receivables Sale Agreement, dated as of December 27, 2000, between Pullman, as seller, and Seller, as purchaser (collectively, the “Receivables Sale Agreements”); and
     WHEREAS, Seller, Tenneco Operating, the Liberty Street Group, the Jupiter Group and the Agents are parties to that certain Second Amended and

Restated Receivables Purchase Agreement dated as of May 4, 2005, as heretofore amended (the “Receivables Purchase Agreement” and, together with the Receivable Sale Agreements, the “Agreements” ); and
     WHEREAS, the parties wish to amend the Agreements on the terms and subject to the conditions hereinafter set forth;
          NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:
          1. Defined Terms. Capitalized terms used herein and not otherwise defined shall have their meanings as attributed to such terms in the Agreements.
          2. Amendments.
               2.1. The definition of “Receivable” in the Receivables Purchase Agreement (and as incorporated by reference in the Receivables Sale Agreements) is hereby amended and restated in its entirety to read as follows:
     “Receivable” means all indebtedness and other obligations owed to Seller or an Originator (at the time it arises, and before giving effect to any transfer or conveyance under a Receivables Sale Agreement or hereunder), excluding any such indebtedness or obligations owed by any Subsidiary of Tenneco Automotive or by Delphi Corporation or any of its Subsidiaries, or in which Seller or an Originator has a security interest or other interest, including, without limitation, any indebtedness, obligation or interest constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of goods or the rendering of services by such Originator, and further includes, without limitation, the obligation to pay any Finance Charges with respect thereto. Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; provided further, that any indebtedness, rights or obligations referred to in the immediately preceding sentence shall be a Receivable regardless of whether the account debtor or Seller treats such indebtedness, rights or obligations as a separate payment obligation.
          2.2. Each of the Agents and the Purchasers hereby consents to the sale by Seller to the applicable Originator of all indebtedness and other obligations owing to Seller by Delphi Corporation or any of its Subsidiaries as of September 21, 2005 together with all supporting obligations, records, and collections with respect thereto and proceeds of the foregoing (collectively, the “Delphi Receivable Assets”). For value received, Seller does hereby sell and assign to the applicable Originator, and the applicable Originator does hereby purchase and accept, all of Seller’s right, title and interest in and to the Delphi Receivable Assets originated by such Originator.

2

          3. Certain Representations. In order to induce the Agents and the Purchasers to enter into this Amendment, each of the Companies hereby represents and warrants to the Agents and the Purchasers that, both before and after giving effect to the amendments contained in Section 2 hereof, (a) no Amortization Event or Potential Amortization Event exists and is continuing as of the Effective Date (as defined in Section 4 below), (b) each of the Agreements to which such Company is a party, as amended hereby, constitutes the legal, valid and binding obligations of such Company enforceable against such Company in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law and (c) each of such Company’s representations and warranties contained in each of the Agreements to which it is a party is true and correct as of the Effective Date as though made on such date (except for such representations and warranties that speak only as of an earlier date).
          4. Effective Date. This Amendment shall become effective as of the date first above written (the “Effective Date”) upon receipt by the Administrative Agent of counterparts of this Amendment, duly executed by each of the parties hereto, and consented to by the Performance Guarantor in the space provided below.
          5. Ratification. Except as expressly modified hereby, the Agreements, as amended hereby, is hereby ratified, approved and confirmed in all respects.
          6. Reference to Agreement. From and after the Effective Date hereof, each reference in the Agreements to “this Agreement”, “hereof’, or “hereunder” or words of like import, and all references to the Agreements in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Agreements, as amended by this Amendment.
          7. Costs and Expenses. The Seller agrees to pay all reasonable costs, fees, and out-of-pocket expenses (including reasonable attorneys’ fees and time charges of attorneys for the Agents, which attorneys may be employees of an Agent) incurred by the Agent in connection with the preparation, execution and enforcement of this Amendment.
          8. CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.
          9. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

3

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.
JUPITER SECURITIZATION CORPORATION
By: JPMorgan Chase Bank, N.A., its attorney-in-fact

By:	/s/ John Kuhns
	Name:	John Kuhns
	Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Committed Purchaser, as Jupiter Agent and as Administrative Agent

By:	/s/ John Kuhns
	Name:	John Kuhns
	Title:	Vice President

LIBERTY STREET FUNDING CORP.

By:	/s/ Bernard J. Angelo
	Name:	Bernard J. Angelo
	Title:	Vice President

4

THE BANK OF NOVA SCOTIA, as a Committed Purchaser and as Liberty Street Agent

By:	/s/ NORMAN LAST
	Name:	NORMAN LAST
	Title:	MANAGING DIRECTOR

5

TENNECO AUTOMOTIVE RSA COMPANY, a Delaware corporation

By:	/s/ John E. Kunz
	Name:	John E. Kunz
	Title:	President and Treasurer

TENNECO AUTOMOTIVE OPERATING COMPANY INC., a Delaware corporation

By:	/s/ Gary Silha
	Name:	Gary Silha
	Title:	Assistant Treasurer

THE PULLMAN COMPANY, a Delaware corporation

By:	/s/ Gary Silha
	Name:	Gary Silha
	Title:	Assistant Treasurer

By its signature below, the undersigned hereby consents to the terms of the foregoing Amendment and hereby confirms that its Performance Undertaking remains unaltered and in full force and effect:
TENNECO AUTOMOTIVE INC., a Delaware corporation

By:	/s/ John E. Kunz
	Name:	John E. Kunz
	Title:	Vice President Treasurer

6

OMNIBUS AMENDMENT NO.2
AMENDMENT NO.2 TO RECEIVABLES SALE AGREEMENTS AND
AMENDMENT NO.3 TO SECOND AMENDED AND RESTATED RECEIVABLES
PURCHASE AGREEMENT
          THIS OMNIBUS AMENDMENT NO. 1, dated as of October 14, 2005 (this “Amendment”), is by and among:
     (a) Tenneco Automotive RSA Company, a Delaware corporation (“Seller”),
     (b) The Pullman Company, a Delaware corporation (“Pullman”),
     (c) Tenneco Automotive Operating Company Inc., a Delaware corporation, as initial Servicer (“Tenneco Operating” and, together with Seller and Pullman, the “Companies”),
     (c) Jupiter Securitization Corporation, a Delaware corporation (“Jupiter” or a “Conduit”), and Liberty Street Funding Corp., a Delaware corporation (“Liberty Street” or a “Conduit”),
     (d) The Bank of Nova Scotia, a Canadian chartered bank acting through its New York Agency, individually (together with Liberty Street, the “Liberty Street Group”), and in its capacity as agent for the Liberty Street Group (a “Co-Agent”),
     (e) JPMorgan Chase, individually (the “Jupiter Committed Purchaser” and, together with Jupiter, the “Jupiter Group”), in its capacity as agent for the Jupiter Group (a “Co-Agent”), and in its capacity as administrative agent for the Jupiter Group, the Liberty Street Group and each Co-Agent (in such capacity, together with its successors and assigns, the “Administrative Agent” and, together with each of the Co-Agents, the “Agents”).
W I T N E S S E T H :
     WHEREAS, Tenneco Operating and Seller are parties to that certain Receivables Sale Agreement, dated as of October 31, 2000, between Tenneco Operating, as seller, and Seller, as purchaser, and Pullman and Seller are parties to that certain Receivables Sale Agreement, dated as of December 27, 2000, between Pullman, as seller, and Seller, as purchaser (collectively, the “Receivables Sale Agreements”); and
     WHEREAS, Seller, Tenneco Operating, the Liberty Street Group, the Jupiter Group and the Agents are parties to that certain Second Amended and

Restated Receivables Purchase Agreement dated as of May 4, 2005, as heretofore amended (the “Receivables Purchase Agreement” and, together with the Receivable Sale Agreements, the “Agreements”); and
     WHEREAS, the parties wish to amend the Agreements on the terms and subject to the conditions hereinafter set forth;
          NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:
          1. Defined Terms. Capitalized terms used herein and not otherwise defined shall have their meanings as attributed to such terms in the Agreements.
          2. Amendments. The following definitions in the Receivables Purchase Agreement (and as incorporated by reference in the Receivables Sale Agreements) are hereby amended and restated in their entirety to read, respectively, as follows:
     “Receivable” means all indebtedness and other obligations owed to Seller or an Originator (at the time it arises, and before giving effect to any transfer or conveyance under a Receivables Sale Agreement or hereunder) or in which Seller or an Originator has a security interest or other interest, including, without limitation, any indebtedness, obligation or interest constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of goods or the rendering of services by such Originator and the obligation to pay any Finance Charges with respect thereto; provided, however, in no event shall the term “Receivable” include any such indebtedness or obligations (i) owed by any Subsidiary of Tenneco Automotive at any time, or (ii) owed by Delphi Corporation or any of its Subsidiaries if originated on or prior to October 9, 2005. Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; provided further, that any indebtedness, rights or obligations referred to in the immediately preceding sentence shall be a Receivable regardless of whether the account debtor or Seller treats such indebtedness, rights or obligations as a separate payment obligation.
     “Tenneco Automotive” means (a) prior to October 27, 2005, Tenneco Automotive Inc. ., a Delaware corporation, and (b) from and after October 27, 2005, Tenneco Inc., ., a Delaware corporation formerly known as Tenneco Automotive Inc.

2

          3. Certain Representations. In order to induce the Agents and the Purchasers to enter into this Amendment, each of the Companies hereby represents and warrants to the Agents and the Purchasers that, both before and after giving effect to the amendments contained in Section 2 hereof, (a) no Amortization Event or Potential Amortization Event exists and is continuing as of the Effective Date (as defined in Section 4 below), (b) each of the Agreements to which such Company is a party, as amended hereby, constitutes the legal, valid and binding obligations of such Company enforceable against such Company in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law and (c) each of such Company’s representations and warranties contained in each of the Agreements to which it is a party is true and correct as of the Effective Date as though made on such date (except for such representations and warranties that speak only as of an earlier date).
          4. Effective Date. This Amendment shall become effective as of the date first above written (the “Effective Date”) upon receipt by the Administrative Agent of counterparts of this Amendment, duly executed by each of the parties hereto, and consented to by the Performance Guarantor in the space provided below.
          5. Ratification. Except as expressly modified hereby, the Agreements, as amended hereby, is hereby ratified, approved and confirmed in all respects.
          6. Reference to Agreement. From and after the Effective Date hereof, each reference in the Agreements to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to the Agreements in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Agreements, as amended by this Amendment.
          7. Costs and Expenses. The Seller agrees to pay all reasonable costs, fees, and out-of-pocket expenses (including reasonable attorneys’ fees and time charges of attorneys for the Agents, which attorneys may be employees of an Agent) incurred by the Agent in connection with the preparation, execution and enforcement of this Amendment.
          8. CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.
          9. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

3

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.
JUPITER SECURITIZATION CORPORATION
By: JPMorgan Chase Bank, N.A., its attorney-in-fact

By:	/s/ John Kuhns
	Name:	John Kuhns
	Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Committed Purchaser, as Jupiter Agent and as Administrative Agent

By:	/s/ John Kuhns
	Name:	John Kuhns
	Title:	Vice President

LIBERTY STREET FUNDING CORP.

By:	/s/ Bernard J. Angelo
	Name:	Bernard J. Angelo
	Title:	Vice President

4

THE BANK OF NOVA SCOTIA, as a Committed Purchaser and as Liberty Street Agent

By:	/s/ J. ALAN EDWARDS
	Name:	J. ALAN EDWARDS
	Title:	MANAGING DIRECTOR

5

TENNECO AUTOMOTIVE RSA COMPANY, a Delaware corporation

By:	/s/ John E. Kunz
	Name:	John E. Kunz
	Title:	Vice President and Treasurer

TENNECO AUTOMOTIVE OPERATING COMPANY INC.,
a Delaware corporation

By:	/s/ Gary Silha
	Name:	Gary Silha
	Title:	Assistant Treasurer

THE PULLMAN COMPANY,
a Delaware corporation

By:	/s/ Gary Silha
	Name:	Gary Silha
	Title:	Assistant Treasurer

By its signature below, the undersigned hereby consents to the terms of the foregoing Amendment and hereby confirms that its Performance Undertaking remains unaltered and in full force and effect:
TENNECO AUTOMOTIVE INC., a Delaware corporation

By:	/s/ John E. Kunz
	Name:	John E. Kunz
	Title:	Vice President and Treasurer

6

OMNIBUS AMENDMENT NO. 3
AMENDMENT NO. 3 TO RECEIVABLES SALE AGREEMENTS AND
AMENDMENT NO. 11 TO SECOND AMENDED AND RESTATED RECEIVABLES
PURCHASE AGREEMENT
          THIS OMNIBUS AMENDMENT NO. 3, dated as of April 29, 2009 (this “Amendment”), is by and among:
     (a) Tenneco Automotive RSA Company, a Delaware corporation (“Seller”),
     (b) The Pullman Company, a Delaware corporation (“Pullman”),
     (c) Tenneco Automotive Operating Company Inc., a Delaware corporation, as initial Servicer (“Tenneco Operating” and, together with Seller and Pullman, the “Companies”),
     (d) Falcon Asset Securitization Company LLC, a Delaware limited liability company as assignee of Jupiter Securitization Company LLC (“Falcon” or a “Conduit”), and Liberty Street Funding LLC, a Delaware limited liability company formerly known as Liberty Street Funding Corp., a Delaware corporation (“Liberty Street” or a “Conduit”),
     (e) The Bank of Nova Scotia, a Canadian chartered bank acting through its New York Agency, individually (together with Liberty Street, the “Liberty Street Group”), and in its capacity as agent for the Liberty Street Group (a “Co-Agent”), and
     (f) JPMorgan Chase, N.A., individually (the “Falcon Committed Purchaser” and, together with Falcon, the “Falcon Group”), in its capacity as agent for the Falcon Group (a “Co-Agent”), and in its capacity as administrative agent for the Falcon Group, the Liberty Street Group and each Co-Agent (in such capacity, together with its successors and assigns, the “Administrative Agent” and, together with each of the Co-Agents, the “Agents”).
W I T N E S S E T H :
     WHEREAS, Tenneco Operating and Seller are parties to that certain Receivables Sale Agreement, dated as of October 31, 2000, between Tenneco Operating, as seller, and Seller, as purchaser, and Pullman and Seller are parties to that certain Receivables Sale Agreement, dated as of December 27, 2000, between Pullman, as seller, and Seller, as purchaser, as heretofore amended (collectively, the “Receivables Sale Agreements”);

     WHEREAS, Seller, Tenneco Operating, the Liberty Street Group, the Falcon Group and the Agents are parties to that certain Second Amended and Restated Receivables Purchase Agreement dated as of May 4, 2005, as heretofore amended (the “Receivables Purchase Agreement” and, together with the Receivable Sale Agreements, the “Agreements”);
     WHEREAS, pursuant to the Receivables Sale Agreements, the Originators have sold, assigned, transferred, set-over and otherwise conveyed to the Seller, and the Seller has acquired from the Originators, certain Receivables arising in connection with the sale of goods or the rendering of services by the Originators to, and the obligation to pay any Finance Charges by, General Motors Corporation, Chrysler LLC and its/their respective Subsidiaries (the “Reassignment Receivables”), all Related Security with respect to such Reassignment Receivables and all Collections with respect to, and other proceeds of, such Reassignment Receivables (collectively, the “Reassignment Assets”);
     WHEREAS, pursuant to the Receivables Purchase Agreement, the Seller has sold, assigned, transferred and conveyed all of the Seller’s right, title and interest in and to the Reassignment Assets;
     WHEREAS, the Seller has requested that the Purchasers sell, assign, transfer and reconvey all of their right, title and interest in such Reassignment Assets;
     WHEREAS, each of the Purchasers on the terms and conditions set forth herein, agrees to sell, assign, transfer and reconvey all of its right, title and interest in and to all of the Reassignment Assets;
     WHEREAS, the Originators have requested that they be permitted to purchase the Reassignment Assets, and the Seller desires to sell, assign, transfer and reconvey to the Originators such Reassignment Assets; and
     WHEREAS, the parties wish to amend the Agreements on the terms and subject to the conditions hereinafter set forth.
          NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:
          1. Defined Terms. Capitalized terms used herein and not otherwise defined shall have their meanings as attributed to such terms in the Agreements.

2

          2. Amendments.
          2.1. The following definition in the Receivables Purchase Agreement (and as incorporated by reference in the Receivables Sale Agreements) is hereby amended and restated in its entirety to read as follows:
     “Receivable” means all indebtedness and other obligations owed to Seller or an Originator (at the time it arises, and before giving effect to any transfer or conveyance under a Receivables Sale Agreement or hereunder) or in which Seller or an Originator has a security interest or other interest, including, without limitation, any indebtedness, obligation or interest constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of goods or the rendering of services by such Originator and the obligation to pay any Finance Charges with respect thereto; provided, however, in no event shall the term “Receivable” include any such indebtedness or obligations (i) owed by any Subsidiary of Tenneco Automotive at any time, (ii) owed by Delphi Corporation or any of its Subsidiaries if originated on or prior to October 9, 2005; or (iii) owed by General Motors Corporation, Chrysler LLC or any of their respective Subsidiaries. Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; provided further, that any indebtedness, rights or obligations referred to in the immediately preceding sentence shall be a Receivable regardless of whether the account debtor or Seller treats such indebtedness, rights or obligations as a separate payment obligation.
          2.2. Notwithstanding Amendment No. 1, Amendment No. 4 and Amendment No. 8 to the Receivables Purchase Agreement, the Seller, the Purchasers and the Agent hereby agree that their business understanding was that the Commitment Fee and Unused Fee (in each case, under and as defined in the then applicable Fee Letter) for each Group was to be computed on an amount equal to 102% of that Group’s respective Percentage of the Purchase Limit.
          3. Reassignment of Assets.
          3.1 Subject to the Seller’s receipt of fair market value as determined by the parties (the “Transfer Price”) in accordance with the terms hereof and the Seller’s and Tenneco Operating’s agreements in Section 3.2 below, each of the Purchasers does hereby sell, assign, transfer and reconvey to the Seller without recourse, representation or warranty (other than the absence of any adverse claim created by it) all of its right, title and interest in and to the Reassignment Assets. The Seller hereby agrees that except as set forth above the Seller shall have no recourse against the Agents or the Purchasers with respect to the Reassignment Assets.
          3.2 Each of the Seller and Tenneco Operating, as servicer, agrees to hold the Transfer Price in accordance with the provisions of the Receivables Purchase Agreement relating to Collections and to apply the Transfer Price as Collections for purposes of the Receivables

3

Purchase Agreement on the date hereof (which application may be on a net, non-cash basis) and the Agents and Purchasers agree to such application.
          3.3 Subject to the Seller’s receipt of the Transfer Price, the Seller does hereby sell, assign, transfer and reconvey to each of the Originators, as applicable, without recourse, representation or warranty, for the Transfer Price, all of the Seller’s right, title and interest in and to the Reassignment Assets, in each case to the Originator who initially sold, transferred, assigned and/or contributed such Reassignment Assets. Each of the Agents and Purchasers hereby consent to such sale, assignment, transfer and reconveyance.
          3.4 Each party hereto agrees that, at any time and from time to time, upon the written request of any other party hereto, it will execute, authorize and deliver such further documents and do such further acts and things as the requesting party may reasonably request in order to effect the purposes of this Section 3.
          4. Certain Representations. In order to induce the Agents and the Purchasers to enter into this Amendment, each of the Companies hereby represents and warrants to the Agents and the Purchasers that, both before and after giving effect to the amendments contained in Section 2 hereof, (a) no Amortization Event or Potential Amortization Event exists and is continuing as of the Effective Date (as defined in Section 5 below), (b) each of the Agreements to which such Company is a party, as amended hereby, constitutes the legal, valid and binding obligations of such Company enforceable against such Company in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law and (c) each of such Company’s representations and warranties contained in each of the Agreements to which it is a party is true and correct as of the Effective Date as though made on such date (except for such representations and warranties that speak only as of an earlier date).
          5. Effective Date. This Amendment shall become effective as of the date first above written (the “Effective Date”) upon (a) receipt by the Administrative Agent of counterparts of this Amendment, duly executed by each of the parties hereto, and consented to by the Performance Guarantor in the space provided below, (b) receipt by the Administrative Agent of an opinion of the Originators’ counsel confirming that the reconveyance of the Reassignment Assets contemplated by Section 3 above will not change the conclusions reached in the true sale and substantive non-consolidation opinions rendered by Mayer, Brown & Platt on October 31, 2000 and December 27, 2000, (c) receipt by the Co-Agent for the Falcon Group of an Aggregate Reduction in the amount $9,184,000, which constitutes the ratable portion of the Transfer Price payable to the Falcon Group and (d) receipt by the Co-Agent for the Liberty Street Group of an Aggregate Reduction in the amount $7,216,000, which constitutes the ratable portion of the Transfer Price payable to the Liberty Street Group. The parties hereto acknowledge and agree that the payment of such Aggregate Reductions on the date hereof shall satisfy the application of the Transfer Price as Collections as provided in Section 3.2 above.
          6. Ratification. Except as expressly modified hereby, each of the Agreements, as amended hereby, is hereby ratified, approved and confirmed in all respects.

4

          7. Reference to Agreement. From and after the Effective Date hereof, each reference in the Agreements to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to the Agreements in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Agreements, as amended by this Amendment.
          8. Costs and Expenses. The Seller agrees to pay all reasonable costs, fees, and out-of-pocket expenses (including reasonable attorneys’ fees and time charges of attorneys for the Agents, which attorneys may be employees of an Agent) incurred by the Agent in connection with the preparation, execution and enforcement of this Amendment.
          9. CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.
          10. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

5

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.
FALCON ASSET SECURITIZATION COMPANY LLC
By: JPMorgan Chase Bank, N.A., Its attorney-in-fact

By:	/s/ John M. Kuhns
Name: John M. Kuhns
Title: Executive Director

JPMORGAN CHASE BANK, N.A., As a Committed Purchaser, as Falcon Agent and as Administrative Agent

By:	/s/ John M. Kuhns
Name: John M. Kuhns
Title: Executive Director

LIBERTY STREET FUNDING LLC

By:	/s/ Jill A. Russo
Name: Jill A. Russo
Title: Vice President

[SIGNATURE PAGE TO OMNIBUS AMENDMENT #3]

THE BANK OF NOVA SCOTIA, as a Committed Purchaser and as Liberty Street Agent

By:	/s/ J. LAN EDWARDS
Name: J. LAN EDWARDS
Title: MANAGING DIRECTOR

[SIGNATURE PAGE TO OMNIBUS AMENDMENT #3]

TENNECO AUTOMOTIVE RSA COMPANY, a Delaware corporation

By:	/s/ John E. Kunz
Name: John E. Kunz
Title: President

TENNECO AUTOMOTIVE OPERATING COMPANY INC.,
a Delaware corporation

By:	/s/ Gary Silha
Name: Gary Silha
Title: Assistant Treasurer

THE PULLMAN COMPANY,
a Delaware corporation

By:	/s/ John E. Kunz
Name: John E. Kunz
Title: Vice President — Treasurer & Tax

By its signature below, the undersigned hereby consents to the terms of the foregoing Amendment and hereby confirms that its Performance Undertaking remains unaltered and in full force and effect:
TENNECO INC., a Delaware corporation

By:	/s/ John E. Kunz
Name: John E. Kunz
Title: Vice President — Treasurer & Tax

[SIGNATURE PAGE TO OMNIBUS AMENDMENT #3]

EXECUTION VERSION
OMNIBUS AMENDMENT NO. 4
AMENDMENT NO. 4 TO RECEIVABLES SALE AGREEMENTS
          THIS OMNIBUS AMENDMENT NO. 4, dated as of March 26, 2010 (this “Amendment”), is by and among:
     (a) Tenneco Automotive RSA Company, a Delaware corporation (“Seller”),
     (b) The Pullman Company, a Delaware corporation (“Pullman”),
     (c) Tenneco Automotive Operating Company Inc., a Delaware corporation, as initial Servicer (“Tenneco Operating” and, together with Seller and Pullman, the “Companies”), and
     (d) Tenneco Inc., a Delaware corporation, solely for the purpose specified on the signature page hereto.
W I T N E S S E T H :
     WHEREAS, Tenneco Operating and Seller are parties to that certain Receivables Sale Agreement, dated as of October 31, 2000, between Tenneco Operating, as seller, and Seller, as purchaser, and Pullman and Seller are parties to that certain Receivables Sale Agreement, dated as of December 27, 2000, between Pullman, as seller, and Seller, as purchaser, as heretofore amended (collectively, the “Receivables Sale Agreements”);
     WHEREAS, Seller, Tenneco Operating, Falcon Asset Securitization Company LLC, a Delaware limited liability company, and Liberty Street Funding LLC, a Delaware limited liability company, as conduits, the committed purchasers from time to time party thereto, JPMorgan Chase Bank, N.A., a national banking association (“JPMorgan”), The Bank of Nova Scotia, a Canadian chartered bank acting through its New York Agency and Wells Fargo Bank, N.A., a national banking association (“Wells Fargo”), as co-agents and JPMorgan, as administrative agent (the “Agent”) are parties that certain Third Amended and Restated Receivables Purchase Agreement, dated as of March 26, 2010 (as the same may from time to time hereafter be amended, supplemented, restated or otherwise modified, the “Receivables Purchase Agreement”);
     WHEREAS, the Seller, Tenneco Operating and Wells Fargo, as SLOT Agent (the “SLOT Agent”) are parties that certain SLOT Receivables Purchase Agreement, dated as of March 26, 2010 (as the same may from time to time hereafter be amended, supplemented, restated or otherwise modified, the “SLOT RPA” and collectively with the Receivables Sale Agreements and the Receivables Purchase Agreement, the “Agreements”); and

     WHEREAS, the Seller, Tenneco Operating and Pullman desire to amend the Receivables Sale Agreements on the terms and subject to the conditions hereinafter set forth;
          NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:
          1. Defined Terms. Capitalized terms used herein and not otherwise defined shall have their meanings, as the context requires, as attributed to such terms in the Agreements.
          2. Amendments to Receivables Sale Agreements.
     2.1. Preliminary Statements. The Preliminary Statements of each of the Receivables Sale Agreements are hereby amended to add the following statement:
     “Following the purchase of Receivables from Seller, Buyer will sell undivided interests therein and in the associated Related Security and Collections pursuant to that certain SLOT Receivables Purchase Agreement, dated as of March 26, 2010 (as the same may from time to time hereafter be amended, supplemented, restated or otherwise modified, the “SLOT RPA”) among Buyer, Tenneco Automotive Operating Company Inc. and Wells Fargo Bank, N.A. or any successor agent appointed pursuant to the terms of the SLOT RPA, as agent for the Purchasers from time to time party thereto (in such capacity, the “SLOT Agent”).
          2.2. Section 1.2(b). Section 1.2(b) of each Receivables Sale Agreement shall be amended and restated in its entirety to read as follows:
     “(b) It is the intention of the parties hereto that the sale of the Receivables made hereunder shall constitute a true sale thereof, which sale is absolute and irrevocable and provides Buyer with the full benefits of ownership of the Receivables. Except for the Deemed Collections owed pursuant to Section 1.4, the sale of Receivables hereunder is made without recourse to Seller; provided, however, that (i) Seller shall be liable to Buyer for all representations, warranties, covenants and indemnities made by Seller pursuant to the terms of the Transaction Documents to which Seller is a party, and (ii) such sale does not constitute and is not intended to result in an assumption by Buyer or any assignee thereof of any obligation of Seller or any other Person arising in connection with the Receivables, the related Contracts and/or other Related Security or any other obligations of Seller. In view of the intention of the parties hereto that the sale of Receivables made hereunder shall constitute a sale of such Receivables rather than a loan secured thereby, Seller agrees that it will, on or prior to the Purchase Date and in accordance with Section 4.1(e)(ii), mark its master data processing records relating to the Receivables with a legend acceptable to Buyer (and to the Agent and the SLOT Agent, each in its capacity as Buyer’s assignee), evidencing

2

that Buyer has purchased or otherwise acquired such Receivables as provided in this Agreement and to note in its financial statements that Seller’s Receivables have been sold or otherwise conveyed outright to Buyer. Upon the request of Buyer (or the Agent or, subject to the Intercreditor Agreement, the SLOT Agent, each in its capacity as Buyer’s assignee), Seller will execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate to perfect and maintain the perfection of Buyer’s ownership interest in the Receivables and the Collections with respect thereto, or as Buyer (or the Agent or, subject to the Intercreditor Agreement, the SLOT Agent, each in its capacity as Buyer’s assignee) may reasonably request.”
          2.3. Section 1.3(a)(i). Section 1.3(a)(i) of each Receivables Sale Agreement shall be amended by deleting the phrase “to the Agent for the benefit of the Purchasers under the Receivables Sale Agreement” in its entirety and substituting the following phrase in lieu thereof:
     “to the Agent for the benefit of the Purchasers under the Receivables Purchase Agreement or the SLOT Agent for the benefit of the SLOT Purchasers under the SLOT RPA”
          2.4. Section 1.3(b). Clause first of Section 1.3(b) of each Receivables Sale Agreement shall be amended by deleting the phrase “to the Agent for the benefit of the Purchasers under the Receivables Sale Agreement” in its entirety and substituting the following phrase in lieu thereof:
     “to the Agent for the benefit of the Purchasers under the Receivables Purchase Agreement or the SLOT Agent for the benefit of the SLOT Purchasers under the SLOT RPA”
          2.5. Section 1.3(c). Section 1.3(c) of each Receivables Sale Agreement shall be amended by deleting the phrase “the Agent for the benefit of the Purchasers” in its entirety and substituting the following phrase in lieu thereof:
     “to the Agent for the benefit of the Purchasers under the Receivables Purchase Agreement or the SLOT Agent for the benefit of the SLOT Purchasers under the SLOT RPA in accordance with the terms of the Intercreditor Agreement”
          2.6. Section 1.6(a). Section 1.6(a) of each Receivables Sale Agreement shall be amended and restated in its entirety to read as follows:
     “(a) In connection with the Purchase of Receivables hereunder, Seller hereby sells, transfers, assigns and otherwise conveys to Buyer all of Seller’s right and title to, and interest in, the Records relating to all such Receivables, without the need for any further documentation in connection with their conveyance or Purchase. In connection with such transfer, Seller hereby grants to each of Buyer, the Agent, the SLOT Agent and the Servicer an irrevocable, nonexclusive license to use, without royalty or payment of any kind, all software used by Seller to

3

account for the Receivables, to the extent necessary to administer the Receivables, whether such software is owned by Seller or is owned by others and used by Seller under license agreements with respect thereto, provided that should the consent of any licensor of Seller to such grant of the license described herein be required, Seller hereby agrees that upon the request of Buyer (or the Agent or, subject to the Intercreditor Agreement, the SLOT Agent, each in its capacity as Buyer’s assignee), Seller will use its reasonable efforts to obtain the consent of such third-party licensor. Each of the licenses granted hereby shall be irrevocable, and shall terminate on the date this Agreement terminates in accordance with its terms.”
          2.7. Section 1.6(b). Section 1.6(b) of each Receivables Sale Agreement shall be amended and restated in its entirety to read as follows:
     “(b) Seller (i) shall take such action reasonably requested by Buyer (and/or the Agent or, subject to the Intercreditor Agreement, the SLOT Agent, each in its capacity as Buyer’s assignee), from time to time hereafter, that may be necessary or appropriate to ensure that Buyer and its assigns under the Receivables Purchase Agreement have an enforceable ownership interest in the Records relating to the Receivables purchased from or contributed by Seller hereunder, and (ii) shall use its reasonable efforts to ensure that Buyer, the Agent, the SLOT Agent and the Servicer each has an enforceable right (whether by license or sublicense or otherwise) to use all of the computer software used to account for the Receivables and/or to recreate such Records.”
          2.8. Section 4.1(a)(vi). Section 4.1(a)(vi) of each Receivables Sale Agreement shall be amended by deleting the phrase “(and the Agent’s, as Buyer’s assignee)” in its entirety and substituting the following phrase in lieu thereof:
     “(and, each in its capacity as Buyer’s assignee, the Agent’s or, subject to the Intercreditor Agreement, the SLOT Agent’s)”
          2.9. Section 4.1(e)(ii). Section 4.1(e)(ii) of each Receivables Sale Agreement shall be amended by deleting the phrase “describing the interest of the Agent (on behalf of the Purchasers) under the Receivables Purchase Agreement” in its entirety and substituting the following phrase in lieu thereof:
     “describing the interest of the Agent (on behalf of the Purchasers under the Receivables Purchase Agreement) and the SLOT Agent (on behalf of the SLOT Purchasers under the SLOT RPA)”
          2.10. Section 4.1(h). Section 4.1(h) of each Receivables Sale Agreement shall be amended by deleting the phrase “the Agent and the Purchasers are entering into the transactions contemplated by the Receivables Purchase Agreement” in its entirety and substituting the following phrase in lieu thereof:
     “the Agent and the Purchasers under the Receivables Purchase Agreement and the SLOT Agent and the SLOT Purchasers under the SLOT RPA are entering

4

into the transactions contemplated by the Receivables Purchase Agreement and the SLOT RPA, as applicable,”
          2.11. Section 7.1. The last paragraph of Section 7.1 of each Receivables Sale Agreement shall be amended and restated in its entirety to read as follows:
     “No provision of this Agreement may be amended, supplemented, modified or waived except in writing signed by Seller and Buyer and, subject to the Intercreditor Agreement, the Agent and the Financial Institutions in accordance with the terms of and to the extent required under the Receivables Purchase Agreement and the SLOT Agent and the SLOT Purchasers under the SLOT RPA in accordance with the terms of and to the extent required under the SLOT RPA”
          2.12. Section 7.3(a). Section 7.3(a) of each Receivables Sale Agreement shall be amended by deleting the phrase “the Agent for the benefit of the Purchasers under the Receivables Purchase Agreement” in its entirety and substituting the following phrase in lieu thereof:
     “the Agent for the benefit of the Purchasers under the Receivables Purchase Agreement and the SLOT Agent (for the benefit of the SLOT Purchasers under the SLOT RPA)”
          2.13. Section 7.3(a)(i). Section 7.3(a)(i) of each Receivables Sale Agreement shall be shall be amended and restated in its entirety to read as follows:
     “If Seller fails to perform any of its obligations hereunder, Buyer (or its assigns) may (but shall not be required to) perform, or cause performance of, such obligations, and Buyer’s (or such assigns’) costs and expenses incurred in connection therewith shall be payable by Seller as provided in Section 6.2. Seller irrevocably authorizes Buyer (and its assigns) at any time and from time to time in the sole discretion of Buyer (or its assigns), and appoints Buyer (and its assigns) as its attorney(ies)-in-fact, to act on behalf of Seller (i) to execute on behalf of Seller as debtor and to file financing statements necessary or desirable in Buyer’s (or its assigns’) sole discretion to perfect and to maintain the perfection and priority of the interest of Buyer in the Receivables and Related Security and (ii) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Receivables as a financing statement in such offices as Buyer (or its assigns) in their sole discretion deem necessary or desirable to perfect and to maintain the perfection and priority of Buyer’s interests in the Receivables. This appointment is coupled with an interest and is irrevocable. From and after July 1, 2001: (A) Seller hereby authorizes Buyer (and the Agent and, subject to the Intercreditor Agreement, the SLOT Agent, each in its capacity as Buyer’s assignee) to file financing statements and other filing or recording documents with respect to the Receivables and Related Security

5

(including any amendments thereto, or continuation or termination statements thereof), without the signature o r other authorization of Seller, in such form and in such offices as the Buyer or any of its assigns reasonably determines appropriate to perfect or maintain the perfection of the security interest of Buyer and its assigns hereunder, (B) Seller acknowledges and agrees that it is not authorized to, and will not, file financing statements or other filing or recording documents with respect to the Receivables or Related Security (including any amendments thereto, or continuation or termination statements thereof), without the express prior written approval by the Agent and, subject to the Intercreditor Agreement, the SLOT Agent, each in its capacity as Buyer’s assignee, consenting to the form and substance of such filing or recording document, and (C) Seller approves, authorizes and ratifies any filings or recordings made by or on behalf of the Agent or, subject to the Intercreditor Agreement, the SLOT Agent, each in its capacity as Buyer’s assignee, in connection with the perfection of the security interest in favor of Buyer or the Agent or the SLOT Agent, as applicable, each in its capacity as Buyer’s assignee.”
          2.14. Section 7.4(a). Section 7.4(a) of each Receivables Sale Agreement shall be shall be by deleting the phrase “the Agent” in its entirety and substituting the phrase “the Agent, the SLOT Agent” in lieu thereof.
          2.15. Section 7.4(b). Section 7.4(b) of each Receivables Sale Agreement shall be shall be amended and restated in its entirety to read as follows:
     “Anything herein to the contrary notwithstanding, Seller hereby consents to the disclosure of any nonpublic information with respect to it (i) to Buyer, the Agent, the Purchasers, the SLOT Agent and the SLOT Purchasers, (ii) by Buyer, the Agent, the Purchasers, the SLOT Agent or the SLOT Purchasers, to any prospective or actual assignee or participant of any of them; provided that such assignee or participant agrees to be bound by the terms of this Section 7.4 and (iii) by the Agent, the Purchasers, the SLOT Agent, the SLOT Purchasers, or Conduit, to any rating agency, Commercial Paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to Conduit or any entity organized for the purpose of purchasing, or making loans secured by, financial assets for which the Agent or the SLOT Agent acts as the administrative agent and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing, provided that each such Person is informed of the confidential nature of such information. In addition, the Purchasers, the Agent, the SLOT Purchasers and the SLOT Agent may disclose any such nonpublic information pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law).”

6

          2.16. Section 7.6. Section 7.6 of each Receivables Sale Agreement shall be shall be amended and restated in its entirety to read as follows:
     “Except with respect to any claim arising out of the willful misconduct or gross negligence of Conduit, the Agent, any Financial Institution, the SLOT Agent or any SLOT Purchaser, no claim may be made by Seller or any other Person against the Agent, the SLOT Agent, any of the Purchasers or any of the SLOT Purchasers or their respective Affiliates, directors, officers, employees, attorneys or agents for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and Seller hereby waives, releases, and agrees not to sue upon any claim for any such special, indirect consequential or punitive damages, whether or not accrued and whether or not known or suspected to exist in its favor.”
          2.17. Section 7.10(b). Section 7.10(b) of each Receivables Sale Agreement shall be shall be amended and restated in its entirety to read as follows:
     “(b) This Agreement shall be binding upon and inure to the benefit of Seller, Buyer and their respective successors and permitted assigns (including any trustee in bankruptcy). None of Seller may assign any of its rights and obligations hereunder or any interest herein without the prior written consent of Buyer. Buyer may assign at any time its rights and obligations hereunder and interests herein to any other Person without the consent of Seller. Without limiting the foregoing, Seller acknowledges that Buyer, pursuant to the Receivables Purchase Agreement and the SLOT RPA, may assign to the Agent, for the benefit of the Purchasers, or the SLOT Agent, for the benefit of the SLOT Purchasers, its rights, remedies, powers and privileges hereunder and that the Agent or, subject to the Intercreditor Agreement, the SLOT Agent, may further assign such rights, remedies, powers and privileges to the extent permitted in the Receivables Purchase Agreement or the SLOT RPA, as applicable. Seller agrees that the Agent and the SLOT Agent, each as the assignee of Buyer, shall, subject to the terms of the Receivables Purchase Agreement or the SLOT RPA, as applicable, and the Intercreditor Agreement, have the right to enforce this Agreement and to exercise directly all of Buyer’s rights and remedies under this Agreement (including, without limitation, the right to give or withhold any consents or approvals of Buyer to be given or withheld hereunder) and Seller agrees to cooperate fully with the Agent and the SLOT Agent, as applicable, in the exercise of such rights and remedies. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms and shall remain in full force and effect until terminated in accordance with its terms; provided, however, that the rights and remedies with respect to (i) any breach of any representation and warranty made by Seller pursuant to Article II; (ii) the indemnification and payment provisions of Article VI; and (iii) Section 7.5 shall be continuing and shall survive any termination of this Agreement.”

7

          2.18. Exhibit I. The following definitions shall be added to Exhibit I of each Receivables Sale Agreement in the appropriate alphabetical order:
     “SLOT Agent” has the meaning set forth in the Preliminary Statements to the Agreement.
     “SLOT Purchaser” has the meaning set forth in the SLOT RPA.
     “SLOT RPA” has the meaning set forth in the Preliminary Statements to the Agreement.
          2.19 Exhibit II to Receivables Sale Agreement (Tenneco Operating). Exhibit II to the Receivables Sale Agreement between Tenneco Operating and the Seller shall be amended and restated in its entirety and replaced with Exhibit I attached hereto.
          2.20 Exhibit III to Receivables Sale Agreement (Tenneco Operating). Exhibit III to the Receivables Sale Agreement between Tenneco Operating and the Seller shall be amended and restated in its entirety and replaced with Exhibit II attached hereto.
          2.22 Exhibit III to Receivables Sale Agreement (Pullman). Exhibit III to the Receivables Sale Agreement between Pullman and the Seller shall be amended and restated in its entirety and replaced with Exhibit III attached hereto.
          3. Amendments to Subordinated Note.
     3.1. Section 6. Section 6 of the Subordinated Note of each of the Receivables Sale Agreements shall be hereby amended and restated in its entirety to read as follows:
     “Amendments. This Subordinated Note shall not be amended or modified except in accordance with Section 7.1 of the Receivables Sale Agreement. The terms of this Subordinated Note may not be amended or otherwise modified without, subject to the Intercreditor Agreement, the prior written consent of the Agent for the benefit of the Purchasers and the SLOT Agent for the benefit of the SLOT Purchasers.”
     3.2. Section 9. Section 9 of the Subordinated Note of each of the Receivables Sale Agreements shall be hereby amended and restated in its entirety to read as follows:
     “Assignment. This Subordinated Note may not be assigned, pledged or otherwise transferred to any party other than Seller without, subject to the Intercreditor Agreement, the prior written consent of the Agent for the benefit of the Purchasers and the SLOT Agent for the benefit of the SLOT Purchasers.”
          4. Certain Representations. Each of the Companies hereby represents and warrants to the Agent, the Purchasers, the SLOT Agent and the SLOT Purchasers that, both before and after giving effect to the amendments contained in Section 2 hereof, (a) no

8

Amortization Event or Potential Amortization Event exists and is continuing as of the Effective Date (as defined in Section 5 below), (b) each of the Agreements to which such Company is a party, as amended hereby, constitutes the legal, valid and binding obligations of such Company enforceable against such Company in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law and (c) each of such Company’s representations and warranties contained in each of the Agreements to which it is a party is true and correct as of the Effective Date as though made on such date (except for such representations and warranties that speak only as of an earlier date).
          5. Effective Date. This Amendment shall become effective as of the date first above written (the “Effective Date”) upon receipt by the Agent and the SLOT Agent of counterparts of this Amendment, duly executed by each of the parties hereto, and consented to by the Performance Guarantor in the space provided below.
          6. Ratification. Except as expressly modified hereby, each of the Receivables Sale Agreements, as amended hereby, is hereby ratified, approved and confirmed in all respects.
          7. Reference to Agreement. From and after the Effective Date hereof, each reference in the Receivables Sale Agreements to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to the Receivables Sale Agreements in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Receivables Sale Agreements, as amended by this Amendment.
          8. CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.
          9. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

9

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

TENNECO AUTOMOTIVE RSA COMPANY, a Delaware corporation
By:
Name:
Title:

TENNECO AUTOMOTIVE OPERATING COMPANY INC., a Delaware corporation
By:
Name:
Title:

THE PULLMAN COMPANY, a Delaware corporation
By:
Name:
Title:

By its signature below, the undersigned hereby consents to the terms of the foregoing Amendment and hereby confirms that its Performance Undertaking remains unaltered and in full force and effect:

TENNECO INC., a Delaware corporation
By:
Name:
Title:

EXHIBIT I
PLACES OF BUSINESS; LOCATIONS OF RECORDS;
FEDERAL EMPLOYER IDENTIFICATION NUMBER(S); OTHER NAMES
Places of Business and Locations of Records:
Chief Executive Office
500 North Field Drive
Lake Forest, IL 60045
Other Place of Business
1 International Drive
Monroe, Michigan 48161
Federal Employer Identification Number:
74-1933558
Prior Legal Names (in past 5 years):
n/a
Trade and Assumed Names:
EZ Ride or any variation thereof
MAECO or any variation thereof
Monroe or any variation thereof
Walker or any variation thereof
Precision Modular Assembly
Rancho Ind or any variation thereof
Regal Ride or any variation thereof
Tenneco or any variation thereof
NAPA Shocks
DeKoven any variation thereof
Tennessee Gas Pipeline
Dyno Max
NAPA Mufflers
NAS-Walker Manufacturing
National Account Sales
Performance Industries Inc.
Perfection and any variation thereof
Thrush and any variation thereof

11

EXHIBIT II
LOCK-BOXES; COLLECTION ACCOUNTS; COLLECTION BANKS
[Intentionally Omitted]

12

EXHIBIT III
LOCK-BOXES; COLLECTION ACCOUNTS; COLLECTION BANKS
[Intentionally Omitted]

13